UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07322
The Integrity Funds
(Exact name of registrant as specified in charter)
Address of Registrant :	1 Main Street North
Minot, ND 58703

Name and address of agent for service :	Brenda Sem
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code: (701)852-5292

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1) Reports to Stockholders.

Integrity Equity Fund

Dear Shareholder:

Enclosed is the annual report of the operations for the Integrity Equity Fund (the "Fund") for the year ended December 31, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

The Integrity Equity Fund (the “Fund”) was up 6.89% for Class A and up 7.46% for Class N for the year. This result compared to the Large Cap category of mutual funds as tracked by Lipper Mlt-Cap Core Index, which was up 12.39% in 2004. The S&P 500 returned 10.88% for the year, as smaller stocks in the S&P 500 outperformed larger stocks. The Fund is invested in some of the largest, most well diversified companies in the U.S.

Our positioning of the portfolio has changed mildly over the past six months, as our “big picture” themes remain the same. Our investments in the energy sector drove our performance for the year. Portfolio companies such as Conoco Phillips, Anadarko Petroleum and Apache all significantly outperformed the S&P 500 during the period, posting double-digit returns. We were overweight in energy throughout the period, with our weighting in the double digits as a percentage of assets while the S&P 500 weighting is approximately 7%. We have sold down these positions moderately over the year, but continue to hold significant positions in the oil patch as favorable commodity pricing should drive outsized earnings gains relative to analyst expectations. Our returns were negatively impacted by investments in the health care sector, as our investment in the pharmaceutical sector, including one of our larger holdings, Pfizer, continued to under perform. We remain excited about the long-term prospects for companies in this sector and will continue to include a substantial weighting in the health care sector for the long-term.

While our “big picture” themes remain the same in terms of our favored industry sectors, our overall perspective on large capitalization stocks has changed significantly. While previously we have been moderately bullish on large capitalization stocks relative to small capitalization stocks, we are now extremely bullish. Small capitalization stocks, which typically benefit more quickly and more visibly from an economic recovery, outperformed their larger brethren in the past year. Small capitalization stocks, on average, are now valued at a premium to large capitalization stocks. This is despite the (typically) superior market positioning, quality, debt ratios and dividend payouts of larger cap stocks. Combine this with recent dividend tax cuts which disproportionately favor investors in larger, more mature companies with strong cash flows and payouts, and we believe the table may be set for significant large cap outperformance in upcoming years. Your ownership in the Fund positions you to take advantage of this prospective trend in 2005.

The fourth quarter provided most of the gains to investors in 2004 as worries over the election were put in the rearview mirror. Earnings continued to grow and the economy continued its strong growth trajectory. Interest rates are likely to continue to rise, at least in the first half of 2005, and growth will slow domestically compared to last year.  However, the U.S. economy is in sound shape, companies are operating profitably, balance sheets are showing high levels of liquidity and earnings should come thru favorably for well-run companies. An increase in mergers and acquisition and stock buyback activity, quite favorable from an equity investor’s point of view, should be on the horizon, as debt financing is cheap for most investment grade (and junk-rated) companies.

While all indicators appear positive going into 2005, I must qualify my optimism in one respect. Inflation has shown some signs of rearing its ugly head. A significant increase in interest rates in response to increased inflation would have a dampening effect on the equity markets and a disproportionate negative impact on highly valued growth stocks. I am positioning the Fund to reflect this viewpoint and, first and foremost, protect your invested capital. My hope is that the Fund will keep pace with the market indices in a strong market, while outperforming significantly in a bear market.

As the manager of the Integrity Equity Fund, I am focused on investing in equity securities that have industry-leading characteristics and are undervalued relative to the market. My “bottoms up” approach is dedicated to allocating your capital to the companies that I believe will show strength in the years ahead. Additionally, I will continue to examine the relative attractiveness of a number of industry sectors and selectively allocate capital to those industry groups that have underperformed the market in recent quarters. I believe our strategy of “bottoms up” securities analysis combined with selective sector rotation will optimize returns in the long-term.

Sincerely

Richard Barone
Chief Executive Officer/Portfolio Manager
Ancora Advisors LLC, Sub-Advisor to Integrity Mutual Funds

The views expressed are those of Richard Barone and Ancora Advisors, LLC, Sub-Advisor to the Integrity Equity and Income Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

 December 31, 2004 (Unaudited)

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

F – Financial	26.4%
T – Technology	20.9%
S – Services	13.9%
E – Energy	11.9%
HC – Healthcare	10.4%
C – Conglomerates	8.1%
O – Other	3.2%
BM – Basic Materials	3.0%
CG – Capital Goods	2.2%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS
1.	IBM	4.90%
2.	General Electric	4.54%
3.	Apache Corp	4.40%
4.	Conoco Phillips	4.32%
5.	Comcast Corp. New Cl. A	4.08%
6.	Johnson & Johnson	3.94%
7.	Hewlett-Packard	3.91%
8.	Wells Fargo & Co	3.86%
9.	Merrill Lynch	3.71%
10.	Time Warner Inc.	3.62%

The Funds holdings are subject to change at any time.

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual operating expenses of 2.00% (A shares), 1.50% (N shares) and rate of return for the period of 6.89% (A shares), 7.46% (N shares).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
Annual Expenses	$77.00	$15.56	$77.00	$15.56

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,007.44.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $1,074.60.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 2.00% (A shares), 1.50% (N shares) and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
Annual Expenses	$76.82	$15.38	$76.82	$15.38

 Account value of an initial investment of $1,000 on A shares as of the end of the period would be $989.63.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $1,050.00.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
Integrity Equity Fund				Since Inception
Class N Shares	1 year	5 year	10 year	(September 7, 1992)
No-Load	7.46%	(6.16)%	7.34%	6.68%

				Since Inception
Lipper Mlt-Cap Core Index	1 year	5 year	10 year	(September 7, 1992)
	12.39%	(0.07)%	11.12%	10.72%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(September 7, 1992)
	10.88%	(2.30)%	12.06%	11.14%

	For periods ending December 31, 2004
Integrity Equity Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(June 16, 2003)
Without Sales Charge	6.89%	N/A	N/A	10.57%
With Sales Charge (5.75%)	0.75%	N/A	N/A	6.43%

				Since Inception
Lipper Mlt-Cap Core Index	1 year	5 year	10 year	(June 16, 2003)
	12.39%	(0.07)%	11.12%	16.43%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(June 16, 2003)
	10.88%	(2.30)%	12.06%	14.43%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to May 23, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. Prior to May 23, 2003, the Canandaigua National Bank & Trust Company served as investment adviser to the Fund.

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Equity Fund, Lipper Mlt-Cap Core Index, and the S&P 500 Index

Class N Shares
	Integrity Equity Fund	Lipper Mlt-Cap Core Index	S&P 500 Index
09/07/1992	$10,000	$10,000	$10,000
1992	$10,290	$10,971	$10,544
1993	$10,880	$12,325	$11,607
1994	$10,930	$12,211	$11,760
1995	$13,630	$16,144	$16,179
1996	$16,670	$19,449	$19,894
1997	$19,400	$24,559	$26,532
1998	$22,800	$29,149	$34,114
1999	$30,484	$35,202	$41,292
2000	$32,049	$34,027	$37,533
2001	$22,596	$30,367	$33,072
2002	$16,692	$23,764	$25,763
2003	$20,645	$31,205	$33,153
2004	$22,184	$35,071	$36,760

Class A Shares
	Integrity Equity Fund w/o Sales Charge	Integrity Equity Fund w/Max Sales Charge	Lipper Mlt-Cap Core Index	S&P 500 Index

06/16/03	$10,000	$ 9,425	$10,000	$10,000
2003	$10,927	$10,298	$11,255	$11,107
2004	$11,680	$11,011	$12,650	$12,316

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.  Ancora Advisers, LLC (“Ancora”) is the Sub-Adviser to the Fund.

The continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management and Sub-Advisory agreement between the Adviser and Ancora.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements.  In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and Sub-Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Investment Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Equity Fund’s portfolio manager, Richard Barone, will continue to manage the Fund in substantially the same way as it was managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

  A comparison of the Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratio of 2.00% for the Equity Fund Class A shares and 1.50% for the Fund’s Class N shares were comparable to other funds of similar objective and size.
  The increase in net operating expenses for the Class N shares is justified by the superior advisory expertise, performance and resources of the Adviser.
  The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.
  The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.
  The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.
  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

Consideration was also given to the Adviser’s stated plans to employ Ancora as Sub-Adviser to the Equity Fund.  The Board reviewed the background, experience and performance of Ancora.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with Ancora

In determining whether it was appropriate to approve the Sub-Advisory Agreement between Integrity Money Management and Ancora, the Trustees requested information that they believed to be reasonably necessary to reach their conclusion and reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Investment Adviser’s commitment to contractually limit Fund expenses, the skills and capabilities of the Adviser.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

  The overall nature and quality of the services provided by Ancora historically had been, and continued to be, satisfactory to the Board;
  Ancora has attained certain efficiencies and expertise in managing equity and income funds;
  The sub-advisory fee paid to Ancora is fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fee to fees paid by comparable mutual funds;
  Satisfaction with Ancora’s representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and
  Satisfaction with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and expected performance of Ancora.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Ancora, the strategic plan involving the Equity Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the Equity Fund and its shareholders.

Schedule of Investments December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value
COMMON STOCK (94.0%)

Basic Materials (3.0%)
Avery Dennison Corp.	4,000	$239,880
		239,880
Capital Goods (2.2%)
Honeywell International Inc.	5,000	177,050
		177,050
Conglomerates (8.1%)
General Electric	10,000	365,000
3M Co.	3,500	287,245
		652,245
Energy (11.9%)
Anandarko Petroleum	4,000	259,240
Apache Corp.	7,000	353,990
ConocoPhillips	4,000	347,320
		960,550
Financial (23.6%)
American Express Company	5,000	281,850
Citigroup Inc.	5,000	240,900
MBNA Corp.	10,000	281,900
Merrill Lynch	5,000	298,850
US Bancorp Del Com	7,000	219,240
Wachovia Corp.	5,000	263,000
Wells Fargo & Co.	5,000	310,750
		1,896,490
Healthcare (10.4%)
*Boston Scientific Corp.	7,000	248,850
Johnson & Johnson	5,000	317,100
Pfizer Inc.	10,000	268,900
		834,850
Services (13.9%)
Alltel Corp.	4,000	235,040
*Comcast Corp. New Cl. A	10,000	328,400
*Time Warner Inc.	15,000	291,600
Walmart	5,000	264,100
		1,119,140
Technology (20.9%)
*Dell Inc.	6,000	252,840
Hewlett-Packard	15,000	314,550
Intel Corp.	10,000	233,900
IBM	4,000	394,320
L-3 Communications	3,000	219,720
Microsoft Corp.	10,000	267,100
		1,682,430

TOTAL COMMON STOCKS (COST: $6,516,117)		$7,562,635

CORPORATE BOND EQUIVALENT (2.8%)
Travelers PPTY Cas. Corp.	10,000	230,300
TOTAL CORPORATE EQUIVALENT (COST: $225,125)		$230,300

TOTAL INVESTMENTS IN SECURITIES (COST: $6,741,242)		$7,792,935

OTHER ASSETS LESS LIABILITIES		253,156

NET ASSETS		$8,046,091

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Assets and LiabilitiesDecember 31, 2004

ASSETS
Investments in securities, at value (cost: $6,741,242)		$7,792,935
Cash		246,001
Accrued dividends receivable		12,063
Prepaid expenses		10,203
Receivable from manager		387

Total Assets		$8,061,589

LIABILITIES
Accrued expenses		$15,498

Total Liabilities		$15,498

NET ASSETS		$8,046,091

Net assets are represented by:
Capital stock outstanding		$16,591,433
Accumulated undistributed net realized gain (loss) on investments		(9,597,035)
Unrealized appreciation (depreciation) on investments		1,051,693
Total amount representing net assets applicable to
434,915 outstanding shares of no par common stock
(unlimited shares authorized)		$8,046,091

Net Assets Consist of:		81,654
Class A	$
Class N		$7,964,437
Total Net Assets		$8,046,091

Shares Outstanding:
Class A		4,449
Class N		430,466

Net Asset Value per share:
Class A		$18.35
Class A – offering price (based on sales charge of 5.75%)		$19.47
Class N		$18.50

Statement of Operations For the year ended December 31, 2004

INVESTMENT INCOME
Interest	$1,448
Dividends	178,600
Total Investment Income	$180,048

EXPENSES
Investment advisory fees	$99,966
12b-1 fees	376
Transfer agent fees	31,959
Accounting service fees	34,998
Administrative service fees	30,212
Custodian fees	4,935
Professional fees	2,480
Trustees fees	1,792
Transfer agent out-of-pockets	414
Reports to shareholders	2,278
Insurance expense	3,116
Legal fees	5,190
Audit fees	4,675
License, fees, and registrations	9,505
Total Expenses	$231,896
Less expenses waived or absorbed by the Fund’s manager	(81,905)
Total Net Expenses	$149,991

NET INVESTMENT INCOME (LOSS)	$30,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,362,978
Net change in unrealized appreciation (depreciation) of investments	(753,127)
Net Realized and Unrealized Gain (Loss) on Investments	$609,851
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$639,908

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Changes in Net Assets
For the year ended December 31, 2004, and the year ended December 31, 2003

	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$30,057	$17,171
Net realized gain (loss) on investment transactions	1,362,978	(50,704)
Net change in unrealized appreciation (depreciation) on investments	(753,127)	2,760,052
Net Increase (Decrease) in Net Assets Resulting From Operations	$639,908	$2,726,519

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.07 and $.02, respectively)	$(302)	$(41)
Class N ($.07 and $.02, respectively)	(29,755)	(17,135)
Distributions from net realized gain on investment transactions:
Class A	0	0
Class N	0	0
Total Dividends and Distributions	$(30,057)	$(17,176)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$87,244	$28,777
Class N	180,893	464,235
Proceeds from reinvested dividends:
Class A	302	27
Class N	29,739	17,132
Cost of shares redeemed:
Class A	(42,146)	(3)
Class N	(5,657,364)	(3,992,692)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(5,401,332)	$(3,482,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,791,481)	$(773,181)

NET ASSETS, BEGINNING OF PERIOD	12,837,572	13,610,753
NET ASSETS, END OF PERIOD	$8,046,091	$12,837,572
Undistributed Net Investment Income	$0	$(5)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2004

Note 1.  ORGANIZATION

The Integrity Equity Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Fund seeks long term growth of asset value through capital appreciation and dividend income. From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

All shares existing prior to June 16, 2003, the commencement date of Class A shares, were classified as Class N shares.  Class N shares are sold without a sales charge. Class A shares are sold with an initial sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	30,057	17,176
Long-term Capital Gains	0	0
Total	$30,057	$17,176

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$ 0	$ 0	$ 0	(9,455,093)	$909,751	(8,545,342)

As of December 31, 2004, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2009	$ 6,059,535
2010	$ 3,393,883
2011	$ 1,675

For the year ended December 31, 2004 the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations – The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the year ended December 31, 2004, distribution fees were the only class-specific expenses.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 434,915 and 742,836 shares were outstanding at December 31, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class N Shares
	For The Year Ended December 31, 2004	For The Period Since Inception (June 16, 2003) thru December 31, 2003	For Year Ended December 31, 2004	For The Year Ended December 31, 2003
Shares sold	5,074	1,786	10,388	30,926
Shares issued on reinvestment of dividends	16	2	1,606	990
Shares redeemed	(2,429)	0	(322,576)	(263,527)
Net increase (decrease)	2,661	1,788	(310,582)	(231,611)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.  Ancora Advisers, LLC (“Ancora”) is the Sub-Adviser to the Fund.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $18,550 of investment advisory fees after a partial waiver for the year ended December 31, 2004.  The Fund has a payable to Integrity Money Management of $0 at December 31, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Equity Fund’s Class A shares do not exceed 2.00% and Class N shares do not exceed 1.50% for the current fiscal year.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class N does not pay an annual distribution fee.  Class A currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  Class A has recognized $376 of distribution plan expenses for the year ended December 31, 2004.  Class A has a payable to Integrity Funds Distributor of $34 at December 31, 2004, for distribution plan expenses.

Integrity Fund Services provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $31,959 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,500 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  Integrity Fund Services will charge an additional accounting services fee of $500 per month for each additional share class.  The Fund has recognized $34,998 of accounting service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,849 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  Each Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $30,212 of administrative service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,500 at December 31, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $4,858,570 and $10,371,544, respectively, for the year ended December 31, 2004.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $6,741,242. The net unrealized appreciation of investments based on the cost was $1,051,693, which is comprised of $1,211,813 aggregate gross unrealized appreciation and $160,120 aggregate gross unrealized depreciation.

Financial HighlightsDecember 31, 2004

Selected per share data and ratios for the period indicated

Class A Shares

	For The Year Ended December 31, 2004	For The Period Since Inception (June 16, 2003) thru December 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$17.23	$15.79

Income from Investment Operations:
Net investment income (loss)	$.07	$.02
Net realized and unrealized gain (loss) on investment transactions	1.12	1.44
Total Income (Loss) From Investment Operations	$1.19	$1.46

Less Distributions:
Dividends from net investment income	$(.07)	$(.02)
Distributions from net realized gains	.00	.00
Total Distributions	$(.07)	$(.02)

NET ASSET VALUE, END OF PERIOD	$18.35	$17.23

Total Return	6.89%(A)	17.43%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$82	$31
Ratio of net expenses (after expense assumption) to average net assets	2.00%(B)	2.06%(B)(C)
Ratio of net investment income to average net assets	0.39%	0.59%(C)
Portfolio turnover rate	50.21%	54.81%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $657 and $48, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.83% and 2.75%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 31, 2004

Selected per share data and ratios for the period indicated

Class N Shares

	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Year Ended December 29, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$17.28	$13.99	$18.99	$27.01	$26.71

Income from Investment Operations:
Net investment income (loss)	$.07	$.02	$.03	$(.06)	$(.20)
Net realized and unrealized gain (loss) on investment transactions	1.22	3.29	(5.00)	(7.91)	1.59
Total Income (Loss) From Investment Operations	$1.29	$3.31	$(4.97)	$(7.97)	$1.39

Less Distributions:
Dividends from net investment income	$(.07)	$(.02)	$(.03)	$.00	$.00
Distributions from net realized gains	.00	.00	.00	(.05)	(1.09)
Total Distributions	$(.07)	$(.02)	$(.03)	$(.05)	$(1.09)

NET ASSET VALUE, END OF PERIOD	$18.50	$17.28	$13.99	$18.99	$27.01

Total Return	7.46%	23.68%	(26.13)%	(29.49)%	5.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,964	$12,807	$13,611	$26,848	$40,208
Ratio of net expenses (after expense assumption) to average net assets	1.50%(A)	1.44%(A)	1.35%(A)	1.35%(A)	1.32%(A)
Ratio of net investment income to average net assets	0.30%	0.13%	0.18%	(0.27)%	(0.67)%
Portfolio turnover rate	50.21%	54.81%	46.99%	122.91%	144.68%

(A) During the period since 12/31/03, Integrity Mutual Funds, Inc. assumed/waived expenses of  $81,248.  During the year ended 12/31/03, Integrity Mutual Funds, Inc./Canandaigua Bank assumed/waived expenses of $63,884.  In prior years starting with December 31, 2002, Canandaigua Bank assumed/waived certain administrative expenses of the Fund, other than primarily custodial and audit fees, resulting in per share savings to the Fund of $.04, $.01, and $.02, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.32%, 1.93%, 1.62%, 1.42%, and 1.38%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Integrity Equity Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Equity Fund, (the Fund), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the three years in the period ended December 31, 2002, were audited by other auditors whose report dated February 11, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Equity Fund, as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Integrity Value Fund

Dear Shareholder:

Enclosed is the report of the operations of the Integrity Value Fund (the "Fund") for the year ended December 31, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

2004 began with rather bullish sentiment prevailing at the year’s outset, resulting in extremely overbought conditions by early February and setting the stage for a consolidation.  A “choppy” market ensued in the March through June months followed by the commencement of a correction phase in July and culminating with a classic selling climax in mid-August, thereby affording investors an excellent “buying opportunity”.  November brought about the end of election year uncertainty and the resumption of bullish market sentiment that continued through year-end.  We believe this market advance could face a period of consolidation in 2005.  We expect the consolidation to be more brief and less severe than its 2004 predecessor.  Such a consolidation could be triggered by a number of things including an upward valuation of the Chinese Yuan against the US Dollar that will cause an increase in inflationary fears and a further rise in short term interest rates by the Federal Reserve.  At the same time, we expect the dollar to firm (if not rise) against the Euro, causing an increase in European investment in the US.  Accordingly, any consolidation is likely to be short lived, presenting investors with an opportunity to “Buy the Dips,” similar to the 2004 decline that ended in August.  We expect the new bull market that started during the last half of 2002 to continue for several more years to come.  We are currently in the early stages of the “Second Leg Up”.  We still have the “Third Leg Up” to look forward to.

Unfortunately we have underperformed our benchmark for the 2004 calendar year, due to several factors:  We were underweight in technology, as these issues rarely appear “cheap”, but never the less performed well.  We were also underweight in high yield utilities and defensive consumer staples that performed well in mid summer.  Additionally, we were overweight in insurance stocks versus banks; during which time insurance underperformed and banks outperformed, particularly during the July – August stock market sell-off.  Lastly, we were overweight in machinery, most notably Caterpillar and Deere, which having performed well early in the year, were hit hard on fears of rising interest rates, a slow down in China, and a correction from an overbought condition.  We still believe these two issues have a bright future, and the sell-off was overdone.

We manage the Value Fund using our quantitative intelligent expert system for stock selection.  The portfolio is focused on profitable value stocks that are expected increased unit volume beneficiaries.  These are typicallyenterprises, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance.  We do not own speculative “Red Ink Turn Arounds” with an unattractive business franchise.  We like to think of ourselves as investors in profitable companies, not speculators.

We are currently underweight in integrated oil & gas and oil & gas exploration, aerospace and defense, retail apparel, banks and utilities.  We are overweight in oil and gas drilling, steel, commodity chemicals, biotechnology, pharmaceuticals, construction and farm equipment, trucking, machinery, insurance, semiconductor, semiconductor equipment and wireless telecom issues.  We continue to focus on companies that are experiencing “positive change” while still selling at reasonable valuations as opposed to high-yielding, low-growth defensive stocks such as utilities and consumer staples.  We do not invest in high yield issues without regard to the viability and attractiveness of the underlying business franchise.  At the end of December 2004, the portfolio had an average forward P/E ratio of approximately 15, a consensus future earnings growth rate of 20% and an average ROE of over 21%.

While value investing is generally considered to be a defensive style, often underperforming in a bull market, and we have indeed underperformed in 2004, we nevertheless believe our Value Fund is well positioned to take advantage of what we expect to be a vibrant economic expansion in the years ahead.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

December 31, 2004 (Unaudited)

Portfolio Market Sectors

(as a % of Net Assets)

HC – Healthcare	28.9%
F – Financial	25.0%
T – Technology	23.4%
CG – Capital Goods	10.7%
O – Other	7.3%
BM – Basic Materials	4.7%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

1.	Hyperion Solutions	3.86%
2.	St. Paul Travelers	3.84%
3.	Everest Reinsurance Group Ltd.	3.71%
4.	Berkley (W.R.)	3.67%
5.	Angiotech Pharmaceuticals, Inc.	3.63%
6.	Andrx Group	3.62%
7.	Lam Research Corp	3.59%
8.	Shire Pharmaceutical ADR	3.31%
9.	ASML Holding NV ADR	3.30%
10.	J.P. Morgan Chase & Co.	3.23%

The Fund’s holdings are subject to change at any time.

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual operating expenses of 2.65% and rate of return for the period of 7.30%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$83.39	$83.39

Account value of an initial investment of $1,000 as of the end of the period would be $1,011.30.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 2.65% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$83.10	$83.10

Account value of an initial investment of $1,000 as of the end of the period would be $989.63.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
				Since Inception
Integrity Value Fund	1 year	5 year	10 year	(May 26, 1998)
Without Sales Charge	7.30%	(0.73%)	N/A	0.14%
With Sales Charge (5.75%)	1.15%	(1.91%)	N/A	(0.76%)

				Since Inception
Lipper Large Cap Value Index	1 year	5 year	10 year	(May 26, 1998)
	12.00%	1.42%	N/A	3.69%

				Since Inception
Dow Jones Composite Index	1 year	5 year	10 year	(May 26, 1998)
	15.58%	3.28%	N/A	4.97%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003.  Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of  a $10,000 investment in the  Integrity Value Fund, Lipper Large Cap Value Index, and the Dow Jones composite index.

	Integrity Value Fund w/o Sales Charge	Integrity Value Fund w/Max Sales Charge	Lipper Large Cap Value Index	Dow Jones
				Composite
				Index
05/29/98	$10,000	$ 9,425	$10,000	$10,000
12/31/98	$ 9,990	$ 9,416	$10,682	$10,279
12/31/99	$10,468	$ 9,866	$11,833	$11,717
12/29/00	$10,237	$ 9,648	$12,065	$12,316
12/31/01	$ 9,165	$ 8,638	$11,030	$10,952
12/31/02	$ 7,677	$ 7,236	$ 8,860	$ 9,207
12/31/03	$ 9,404	$ 8,864	$11,340	$11,914
12/31/04	$10,091	$ 9,511	$12,700	$13,770

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

•         A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports.  Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

•         The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

•         As of September 30, 2004, the Fund underperformed its relative benchmark for the year-to-date, 1-year, 5-year and since inception periods; however, the Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

•         The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund.

•         The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Schedule of Investments  December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (96.3%)

BANKS (9.1%)
Bank of America	4,000	$187,960
Citigroup Inc	3,750	180,675
J.P. Morgan Chase & Co.	8,000	312,080
PNC Bank Corp.	3,400	195,296
		876,011
BASIC MATERIALS (4.7%)
Georgia Gulf Corp.	4,500	224,100
Steel Dynamics Inc.	6,000	227,280
		451,380
BIOTECHNOLOGY AND DRUGS (3.6%)
*Angiotech Pharmaceuticals, Inc.	19,000	350,550
		350,550
COMPUTER HARDWARE (8.0%)
*Hyperion Solutions	8,000	372,960
Intel Corp	9,000	210,510
*SanDisk Corp	7,500	187,275
		770,745
COMPUTER SERVICES (1.9%)
*Netease.com Inc. ADR	3,500	184,905
		184,905
DRUGS AND PHARMACEUTICALS (19.9%)
*Andrx Group	16,000	349,280
*Eon Labs Inc.	9,000	243,000
*Kos Pharmaceuticals, Inc.	6,000	225,840
Merck & Co	8,000	257,120
*NBTY Inc	12,000	288,120
Pfizer Inc.	9,000	242,010
Shire Pharmaceutical ADR	10,000	319,500
		1,924,870
ENGINEERING (2.6%)
*Hovnanian Enterprises	5,000	247,600
		247,600
FINANCIAL (4.7%)
Merrill Lynch	4,000	239,080
Wachovia Corp.	4,000	210,400
		449,480
HEALTHCARE (2.4%)
*Genzyme Corp.	4,000	232,280
		232,280
INSURANCE (11.2%)
Berkley (W.R.)	7,500	353,775
Everest Reinsurance Group Ltd.	4,000	358,240
St. Paul Travelers	10,000	370,700
		1,082,715
MACHINERY AND EQUIPMENT (6.1%)
Caterpillar Inc	3,000	292,530
Deere & Co.	4,000	297,600
		590,130
MEDICAL EQUIPMENT (2.9%)
*Boston Scientific Corp.	8,000	284,400
		284,400
OIL AND GAS OPERATIONS (3.8%)
ConocoPhillips	2,000	173,660
*Maverick Tube	6,500	196,950
		370,610
SEMICONDUCTOR (10.6%)
*ASML Holding NV - ADR	20,000	318,200
*Fairchild Semiconductor	8,000	130,080
*Freescale Semiconductor B	1,435	26,346
*Lam Research Corp	12,000	346,920
Texas Instruments	8,000	196,960
		1,018,506
SOFTWARE AND PROGRAMMING (3.0%)
*Per-Se Technologies	18,000	284,940
		284,940
TRANSPORTATION (1.8%)
*Old Dominion	5,000	174,000
		174,000

TOTAL COMMON STOCKS (COST: $8,464,733)		$9,293,122

REPURCHASE AGREEMENTS (2.6%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $251,902)	251,902	$251,902
1.90%, dated 12/01/04, due 01/05/05,Collaterized by U.S. Treasury Obligations

SHORT-TERM SECURITIES (3.6%)	Shares
Wells Fargo Cash Investment Money Market	309,000	$309,000
Wells Fargo Treasury Plus Money Market	34,257	34,257
TOTAL SHORT-TERM SECURITIES (COST: $343,257)		$343,257

TOTAL INVESTMENTS IN SECURITIES (COST: $9,059,892)		$9,888,281

OTHER ASSETS LESS LIABILITIES		(236,737)

NET ASSETS		$9,651,544

ADR – American Depository Receipt

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Assets and Liabilities  December 31, 2004

ASSETS
Investments in securities, at value (cost: $9,059,892)	$9,888,281
Security sales receivable	888,892
Accrued dividends receivable	7,261
Accrued interest receivable	841
Prepaid expenses	17,450
Receivable due from broker	132
Receivable for fund shares sold	100
Total Assets	$10,802,957

LIABILITIES
Accrued expenses	$41,234
Security purchases payable	1,050,497
Payable for fund shares redeemed	59,682
Total Liabilities	$1,151,413

NET ASSETS	$9,651,544

Net assets are represented by:
Paid-in capital	$10,493,010
Accumulated undistributed net realized gain (loss) on investments	(1,669,855)
Unrealized appreciation on investments	828,389
Total amount representing net assets applicable to
994,708 outstanding shares of no par common stock
(unlimited shares authorized)	$9,651,544

Net asset value per share	$9.70
Public Offering Price (based on sales charge of 5.75%)	$10.29

Statement of Operations  For the year ended December 31, 2004

INVESTMENT INCOME
Interest	$2,300
Dividends	161,364
Total Investment Income	$163,664

EXPENSES
Investment advisory fees	$102,907
12b-1 fees	51,453
Transfer agent fees	25,755
Accounting service fees	29,145
Administrative service fees	24,001
Custodian fees	3,204
Professional fees	2,501
Trustees fees	1,855
Transfer agent out-of-pockets	1,401
Reports to shareholders	1,084
Insurance expense	3,925
License, fees, and registrations	20,279
BISYS service fees	18,196
Foreign tax expense	1,415
Legal fees	4,000
Audit fees	4,329
Total Expenses	$295,450
Less expenses waived or absorbed by the Fund’s manager	(22,747)
Total Net Expenses	$272,703

NET INVESTMENT INCOME (LOSS)	$(109,039)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$990,688
Net change in unrealized appreciation (depreciation) of investments	(233,043)
Net Realized and Unrealized Gain (Loss) on Investments	$757,645
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$648,606

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Changes in Net Assets

For the year ended December 31, 2004, and the period April 1, 2003 thru December 31, 2003

	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(109,039)	$(142,149)
Net realized gain (loss) on investment transactions	990,688	(658,692)
Net change in unrealized appreciation (depreciation) on investments	(233,043)	3,524,189
Net Increase (Decrease) in Net Assets Resulting From Operations	$648,606	$2,723,348

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$935,795	$447,288
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(2,663,192)	(1,001,846)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,727,397)	$(554,558)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,078,791)	$2,168,790

NET ASSETS, BEGINNING OF PERIOD	10,730,335	8,561,545
NET ASSETS, END OF PERIOD	$9,651,544	$10,730,335
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2004

Note 1.  ORGANIZATION

The Integrity Value Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003, the Integrity Value Fund became a series of the Integrity Funds Trust.  Prior to this the Fund was part of the Willamette Funds Group.  The Willamette Funds which were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Value Fund.  The Fund seeks above average total return through a combination of capital appreciation and dividend income.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-Exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the fiscal year ended December 31, 2004, there were no distributions paid.

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
0	0	0	(1,669,372)	827,906	(841,466)

As of December 31, 2004, the Fund had net capital loss carryforwards, which are available to offset future realized gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2010	$ 467,615
2011	$ 1,201,757

For the year ended December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund elected to change its financial and tax year-end to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 994,708 and 1,186,342 shares were outstanding at December 31, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003
Shares sold	103,532	54,728
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(295,166)	(124,621)
Net increase (decrease)	(191,634)	(69,893)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $80,160 of investment advisory fees after a partial waiver for the year ended December 31, 2004.  The Fund has a payable to Integrity Money Management of $5,349 at December 31, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Value Fund do not exceed 2.65% until March 31, 2006.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $51,454 of distribution fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Funds Distributor of $4,035 at December 31, 2004, for distribution fees.

Integrity Fund Services provides shareholder services for an annual fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $25,755 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,019 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $29,145 of accounting service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,404 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  Each Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $24,001 of administrative service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $8,101,587 and $9,742,425, respectively, for the year ended December 31, 2004.

Note 6.   INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $9,059,892.  The net unrealized appreciation of investments based on the cost was $827,906, which is comprised of $1,023,346 aggregate gross unrealized appreciation and $194,957 aggregate gross unrealized depreciation.

Financial Highlights  December 31, 2004

Selected per share data and ratios for the period indicated

	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001	For The Year Ended March 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$9.04	$6.82	$9.28	$9.12	$9.65	$10.11

Income from Investment Operations:
Net investment income (loss)	$(.11)	$(.12)	$(.05)	$(.07)	$(.02)	$.01
Net realized and unrealized gain (loss) on investment transactions	.77	2.34	(2.41)	.23	(.49)	(.10)
Total Income (Loss) From Investment Operations	$.66	$2.22	$(2.46)	$.16	$(.51)	$(.09)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$(.01)
Return of capital	.00	.00	.00	.00	(.01)	.00
Distributions from net realized gains	.00	.00	.00	.00	(.01)	(.36)
Total Distributions	$.00	$.00	$.00	$.00	$(.02)	$(.37)

NET ASSET VALUE, END OF PERIOD	$9.70	$9.04	$6.82	$9.28	$9.12	$9.65

Total Return	7.30%(A)	32.55%(A) (C)	(26.51%)(A)	1.75%(A)	(5.23%)(A)	(0.98%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$9,652	$10,730	$8,562	$11,826	$12,879	$15,872
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	4.66%(B)(D)	3.64%(B)	3.13%(B)	2.90%(B)	2.75%(B)
Ratio of net investment income to average net assets	(1.06%)	(1.94%)(D)	(0.63%)	(0.71%)	(0.22%)	0.03%
Portfolio turnover rate	81.42%	34.08%	45.09%	30.41%	66.29%	79.63%

(A) Excludes maximum sales charge of 5.75%.

(B) During the period since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $22,747.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.87%.  During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $14,133.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.85%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $0, $0, $0, and $47,091, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.64%, 3.13%, 2.90%, and 3.02%, respectively.

(C) Ratio is not annualized.

(D) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Value Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Value Fund (the “Fund”), including the schedule of investments, as of December 31, 2004, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended and for the nine month period then ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the four years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Value Fund, as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Integrity Small Cap Growth Fund

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Small Cap Growth Fund (the "Fund") for the year ended December 31, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

2004 began with rather bullish sentiment prevailing at the year’s outset, resulting in extremely overbought conditions by early February and setting the stage for a consolidation. A “choppy” market ensued in the March through June months followed by the commencement of a correction phase in July and culminating with a classic selling climax in mid-August, thereby affording investors an excellent “buying opportunity”. November brought about the end of election year uncertainty and the resumption of bullish market sentiment that continued through year-end. We believe this market advance could face a period of consolidation in 2005. We expect the consolidation to be more brief and less severe than its 2004 predecessor. Such a consolidation could be triggered by a number of things including an upward valuation of the Chinese Yuan against the US Dollar that will cause an increase in inflationary fears and a further rise in short term interest rates by the Federal Reserve. At the same time, we expect the dollar to firm (if not rise) against the Euro, causing an increase in European investment in the US. Accordingly, any consolidation is likely to be short lived, presenting investors with an opportunity to “Buy the Dips”, similar to the 2004 decline that ended in August. We expect the new bull market that started during the last half of 2002, to continue for several more years to come. We are currently in the early stages of the “Second Leg Up”. We still have the “Third Leg Up” to look forward to.

Unfortunately we have slightly underperformed our benchmark for the 2004 calendar year. We eliminated two underperforming trucking concerns (Swift and Warner) and held as well as purchased issues (J.B. Hunt, Arkansas Best, Yellow and Old dominion Freight) that we felt were better positioned within this high growth transportation sub sector. We were overweight in two oil/gas drilling and exploration concerns (Precision Drilling and Newfield Exploration), and two steel issues (Maverick Tube and Steel Dynamics), that performed quite well. Electronics Boutique (computer and electronics) also performed well, as did Harman (consumer electronics), Hovnanian (home builders), and Dicks Sporting Goods (specialty stores). In the healthcare sector, Renal Care, Community Health Systems, Lifepoint Hospitals, and Celgene were strong contributors to performance. Gainers in the financial sector include: Commercial Capital Financial, Doral Financial, E-Trade, W.R. Berkley and Everest RE Group. The Technology sector was largely driven by successful investments in: NetEase, and Turkcell (foreign wireless telecoms). Hurting our performance were underweight positions in asset management (Eaton Vance, Legg Mason and SEI Investment were particularly strong performers for the benchmark) and regional banks (TCB Financial, Compass Bancshares and Silicon Valley turned in stellar performances for the benchmark). Underweight positions in value-oriented stocks and micro caps also had a negative impact on performance.

We manage the Small Cap Growth Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable small cap growth stocks that are expected increased unit volume beneficiaries. These are typically enterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative micro cap “Story Stocks”. We like to think of ourselves as investors in profitable companies, not speculators.

We focus on rapidly growing companies that were selling at reasonable P/E ratios. Relative to benchmark, we are currently underweight in integrated telecomm, restaurants, regional banks, IT software, utilities, and overweight in trucking, healthcare providers, and wireless telecom issues. We continue to focus on companies that are experiencing “positive change”. At the end of December 2004, the portfolio had an average forward P/E ratio of approximately 16, a consensus future earnings growth rate of 24% and an average ROE of over 20%.

Smaller companies generally have much higher growth prospects than their larger competitors. For this and other reasons, we believe our portfolio is well positioned to take advantage of the expanding economy and current market conditions.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

 December 31, 2004 (Unaudited)

Portfolio Market Sectors

(As a % of Net Assets)

T-Technology	29.7%
HC-Healthcare	28.0%
F-Financial	14.7%
TR-Transportation	7.9%
S-Services	5.5%
E-Energy	4.8%
BM-Basic Materials	3.2%
CG-Capital Goods	3.1%
O-Other	3.1%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.
These percentages are subject to change.

TOP TEN HOLDINGS

1.	Andrx Group	4.56%
2.	Kos Pharmaceuticals, Inc.	4.02%
3.	Doral Financial Corp	3.89%
4.	Precision Drilling	3.50%
5.	Hyperion Solutions	3.46%
6.	Per-Se Technologies	3.31%
7.	E Trade Group Inc. (Etrade)	3.26%
8.	Angiotech Pharmaceuticals, Inc.	3.25%
9.	Lam Research Corp	3.22%
10.	Eon Labs Inc.	3.01%

The Fund’s holdings are subject to change at any time.

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 2.65% and rate of return for the period of 12.05%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$83.98	$83.98

Account value of an initial investment of $1,000 as of the end of the period would be $1,056.07.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 2.65% and also assumes that your investment has a 5% return.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$83.10	$83.10

Account value of an initial investment of $1,000 as of the end of the period would be $989.63.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
				Since Inception
Integrity Small Cap Growth Fund	1 year	5 year	10 year	(April 5, 1999)
Without Sales Charge	12.05%	(1.31%)	N/A	9.37%
With Sales Charge (5.75%)	5.64%	(2.48%)	N/A	8.25%

				Since Inception
Lipper Small Cap Growth Index	1 year	5 year	10 year	(April 5, 1999)
	10.83%	(1.51%)	N/A	7.70%

				Since Inception
Russell 2000 Index	1 year	5 year	10 year	(April 5, 1999)
	18.33%	6.60%	N/A	10.18%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 31, 2004 (Unaudited)

Comparative Index Graph (insert here)

Comparison of change in value of  a $10,000 investment in the Integrity Small Cap Growth Fund, Lipper Small Cap Growth Index, and the Russell 2000 Index

	Integrity Small Cap Growth Fund w/o Sales Charge	Integrity Small Cap Growth Fund w/Max Sales Charge	Lipper Small Cap Growth Index	Russell 2000 Index

04/05/99	$10,000	$ 9,425	$10,000	$10,000
12/31/99	$17,892	$16,863	$16,519	$12,673
12/29/00	$17,327	$16,331	$15,155	$12,290
12/31/01	$15,191	$14,318	$13,190	$12,596
12/31/02	$11,467	$10,808	$ 9,546	$10,016
12/31/03	$14,946	$14,087	$13,815	$14,748
12/31/04	$16,747	$15,784	$15,312	$17,452

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

 The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Marty Koenig, will continue to manage the Fund in substantially the same way as it had been managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

•         A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports.  Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

•         The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

•         The Fund has performed higher than its relative benchmark, and has positive returns for the September 30, 2004, year-to-date, 1-year and since inception periods.  The Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

•         The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund.

•         The Board reviewed briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Schedule of Investments December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value
COMMON STOCKS (96.8%)
Banks (6.9%)
Banknorth Group	9,500	$347,700
Commercial Capital Bancorp	13,200	305,976
Doral Financial Corp	17,000	837,250
		1,490,926
Basic Materials (2.1%)
Steel Dynamics Inc.	12,000	454,560
		454,560
Biotechnology & Drugs (3.2%)
*Angiotech Pharmaceuticals, Inc.	38,000	701,100
		701,100
Chemicals (1.1%)
Agrium	14,500	244,325
		244,325
Computer Hardware (9.8%)
*ATI Technologies Inc	30,000	581,700
*Hyperion Solutions	16,000	745,920
*ManTech International	18,000	427,320
*SanDisk Corp	14,600	364,562
		2,119,502
Computer Networking (1.4%)
*Cerner Corp	5,500	292,435
		292,435
Computer Services (2.0%)
*Netease.com Inc. ADR	8,000	422,640
		422,640
Diversified Electronics (2.8%)
*Anixter International Inc	17,000	611,830
		611,830
Drugs & Pharmaceuticals (15.7%)
*Andrx Group	45,000	982,350
*Eon Labs Inc.	24,000	648,000
*Kos Pharmaceuticals, Inc.	23,000	865,720
*NBTY Inc	18,000	432,180
*Shire Pharmaceutical ADR	14,000	447,300
		3,375,550
Engineering (1.6%)
*Hovnanian Enterprises	7,000	346,640
		346,640
Financial (3.3%)
*Dime Bancorp Warrants	20,400	3,876
*E Trade Group Inc. (Etrade)	47,000	702,650
		706,526
Healthcare (8.7%)
*Amsurg Corporation	20,000	590,800
*Express Scripts	3,500	267,540
*Renal Care Group	13,950	502,061
*Waters Corp	10,880	509,075
		1,869,476
Hospitals (2.7%)
*Community Health Systems	12,300	342,924
*Lifepoint Hospitals Inc	7,000	243,740
		586,664
Insurance (4.5%)
Berkley (W.R.)	9,000	424,530
Everest Reinsurance Group Ltd.	6,000	537,360
		961,890
Oil & Gas Operations (6.3%)
*Maverick Tube	10,500	318,150
*Newfield Exploration	4,900	289,345
*Precision Drilling	12,000	753,600
		1,361,095
Retail (2.5%)
*Electronics Boutique	12,500	536,750
		536,750
Semiconductor (8.0%)
*Fairchild Semiconductor	24,000	390,240
*Lam Research Corp	24,000	693,840
*ASML Holding NV - ADR	40,000	636,400
		1,720,480
Software & Programming (3.3%)
*Per-Se Technologies	45,000	712,350
		712,350
Telecommunications (3.0%)
Turkcell ADR	35,391	640,577
		640,577
Transportation (7.9%)
Arkansas Best	10,500	471,345
Hunt (JB) Transport	7,500	336,375
*Old Dominion	9,750	339,300
*Yellow Roadway Corp.	10,000	557,100
		1,704,120

TOTAL COMMON STOCKS (COST: $16,576,403)		$20,859,436

REPURCHASE AGREEMENTS (2.8%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $604,564)	604,564	$604,564
1.90%, dated 12/01/04, due 01/05/05,Collaterized by U.S. Treasury Obligations

SHORT-TERM SECURITIES (2.7%)	Shares
Wells Fargo Cash Investment Money Market (COST: $589,231)	589,231	$589,231

TOTAL INVESTMENTS IN SECURITIES (COST: $17,770,198)		$22,053,231
OTHER ASSETS LESS LIABILITIES		(510,030)

NET ASSETS		$21,543,201

* Non-income producing

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Assets and Liabilities December 31, 2004

ASSETS
Investments in securities, at value (cost: $17,770,198)	$22,053,231
Accrued dividends receivable	2,627
Accrued interest receivable	2,013
Security sales receivable	476,809
Prepaid expenses	13,896
Receivable for fund shares sold	9,155

Total Assets	$22,557,731

LIABILITIES
Disbursement in excess of demand deposit cash	$112
Accrued expenses	56,185
Security purchases payable	862,224
Payable for fund shares redeemed	96,009

Total Liabilities	$1,014,530

NET ASSETS	$21,543,201

Net assets are represented by:
Paid-in capital	$17,350,715
Accumulated undistributed net realized gain (loss) on investments	(90,547)
Unrealized appreciation on investments	4,283,033
Total amount representing net assets applicable to
1,576,239 outstanding shares of no par common stock
(unlimited shares authorized)	$21,543,201

Net Asset Value per share	$13.67
Public Offering Price (based on sales charge of 5.75%)	$14.50

Statement of Operations For the year ended December 31, 2004

INVESTMENT INCOME
Interest	$9,731
Dividends	92,628
Total Investment Income	$102,359

EXPENSES
Investment advisory fees	$265,310
12b-1 fees	110,546
Transfer agent fees	55,273
Accounting service fees	35,055
Administrative service fees	44,218
Custodian fees	5,808
Professional fees	14,430
Trustees fees	2,261
Transfer agent out-of-pockets	2,134
Reports to shareholders	5,438
Insurance expense	11,248
BISYS service fees	38,767
Foreign tax expense	2,828
Legal fees	18,113
Audit fees	11,724
License, fees, and registrations	15,897
Total Expenses	$639,050
Less expenses waived or absorbed by the Fund’s manager	(53,156)
Total Net Expenses	$585,894

NET INVESTMENT INCOME (LOSS)	$(483,535)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$2,758,718
Net change in unrealized appreciation (depreciation) of investments	125,423
Net Realized and Unrealized Gain (Loss) on Investments	$2,884,141
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,400,606

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Changes in Net Assets
For the year ended December 31, 2004, and the period April 1, 2003, thru December 31, 2003

	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(483,535)	$(659,459)
Net realized gain (loss) on investment transactions	2,758,718	117,622
Net change in unrealized appreciation (depreciation) on investments	125,423	7,241,024
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,400,606	$6,699,187

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$508,516	$275,826
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(4,850,503)	(2,589,506)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(4,341,987)	$(2,313,680)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,941,381)	$4,385,507

NET ASSETS, BEGINNING OF PERIOD	23,484,582	19,099,075
NET ASSETS, END OF PERIOD	$21,543,201	$23,484,582
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2004

Note 1.  ORGANIZATION

The Integrity Small Cap Growth Fund (the Fund) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003, the Integrity Small Cap Growth Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was a part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group.  On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Small Cap Growth Fund.  The Fund seeks to provide long-term growth through capital appreciation.

Shares are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the year ended December 31, 2004, there were no distributions paid.

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
0	0	0	(57,439)	4,249,924	4,192,485

As of December 31, 2004, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2010	$ 57,439

For the year ended December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund elected to change its financial and tax year-end to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 1,576,239 and 1,924,670 shares were outstanding at December 31, 2004, and December 31, 2003.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2004	For The Period From April 1, 2003 Thru December 31, 2003
Shares sold	40,234	25,580
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(388,665)	(238,101)
Net increase (decrease)	(348,431)	(212,521)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $212,154 of investment advisory fees after a partial waiver for the year ended December 31, 2004.  The Fund has a payable to Integrity Money Management of $12,352 at December 31, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of the Integrity Small Cap Growth Fund do not exceed 2.65%.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $110,546 of distribution fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Funds Distributor of $8,950 at December 31, 2004, for service fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $55,273 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $4,475 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $35,055 of accounting service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,895 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  Each Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $44,218 of administrative service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $3,580 at December 31, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $12,705,877 and $17,428,584, respectively, for the year ended December 31, 2004.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $17,770,198. The net unrealized appreciation of investments based on the cost was $4,283,033, which is comprised of $4,520,410 aggregate gross unrealized appreciation and $237,377 aggregate gross unrealized depreciation.

Financial HighlightsDecember 31,2004

Selected per share data and ratios for the period indicated

	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001	For The Period April 5, 1999 Thru March 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.20	$8.94	$12.54	$12.93	$9.94	$10.00

Income from Investment Operations:
Net investment income (loss)	$(.31)	$(.34)	$(.29)	$(.26)	$(.28)	$(.25)
Net realized and unrealized gain (loss) on investment transactions	1.78	3.60	(3.31)	.73	(4.82)	10.38
Total Income (Loss) From Investment Operations	$1.47	$3.26	$(3.60)	$.47	$(5.10)	$10.13

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	(.86)	(1.91)	(.19)
Total Distributions	$.00	$.00	$.00	$(.86)	$(1.91)	$(.19)

NET ASSET VALUE, END OF PERIOD	$13.67	$12.20	$8.94	$12.54	$12.93	$19.94

Total Return	12.05% (A)	36.47% (A)(D)	(28.71%) (A)	4.02% (A)	(26.77%)(A)	101.67% (A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$21,543	$23,485	$19,099	$31,528	$30,011	$38,634
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	4.45%(B)(C)	3.13%(B)	2.64%(B)	2.58%(B)	2.82%(B)(C)
Ratio of net investment income to average net assets	(2.19%)	(3.89%)(C)	(2.67%)	(2.09%)	(1.85%)	(2.26%)(C)
Portfolio turnover rate	58.45%	59.04%	27.74%	52.13%	45.13%	55.15%

(A) Excludes maximum sales charge of 5.75%.

(B) During the period since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $53,156.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.89%. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $4,713.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.47%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group waived expenses of $4,713, $46,274, $62,878, $0, and $23,161, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.33%, 2.84%, 2.58%, and 2.93%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

 The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Integrity Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Small Cap Growth Fund (the “Fund”), including the schedule of investments, as of December 31, 2004, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended and for the nine month period then ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the four years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Small Cap Growth Fund, as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Integrity Health Sciences Fund

Dear Shareholder:

Enclosed is the report of the operations of the Integrity Health Sciences Fund (the "Fund") for the year ended December 31, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

2004 began with rather bullish sentiment prevailing at the year’s outset, resulting in extremely overbought conditions by early February and setting the stage for a consolidation. A “choppy” market ensued in the March through June months followed by the commencement of a correction phase in July and culminating with a classic selling climax in mid-August, thereby affording investors an excellent “buying opportunity”. November brought about the end of election year uncertainty and the resumption of bullish market sentiment that continued though year end. We believe this market advance could face a period of consolidation in 2005. We expect the consolidation to be briefer and less severe than its 2004 predecessor. Such a consolidation could be triggered by a number of things including an upward valuation of the Chinese Yuan against the US Dollar that will cause an increase in inflationary fears and a further rise in short term interest rates by the Federal Reserve. At the same time, we expect the dollar to firm (if not rise) against the Euro, causing an increase in European investment in the US. Accordingly, any consolidation is likely to be short lived, presenting investors with an opportunity to “Buy the Dips”, similar to the 2004 decline that ended in August. We expect the new bull market that started during the last half of 2002, to continue for several more years to come. We are currently in the early stages of the “Second Leg Up”. We still have the “Third Leg Up” to look forward to.

Fortunately we have continued to outperform our benchmark (S&P 500 Health SPDR ETF) for the 2004 calendar year, largely due to stock selection and significant underweight and overweight in key sub sectors of the healthcare field as discussed below. More specifically, we did hold two of the large traditional pharmaceuticals (which typically have underperformed), these were:  Merck and Wyeth.   We did not hold many of the large traditional pharmaceuticals (which typically underperformed), such as:  Abbott Labs, Bristol Meyers, Lilly and Schering Plough. We did hold meaningful positions in profitable biotechs and smaller health related issues. We bought Merck in December as we felt the issue was oversold. As a matter of policy, we do not hold small, speculative, money losing biotechs (since these issues have performed quite well year to date, we lag the Lipper and Morningstar categories, which include numerous biotech funds that do hold many of these highly speculative issues). We were also hurt by adverse regulatory developments that negatively impacted the “end product” pricing structure for many of the companies we own. State agencies, Medicare, and the FDA all played their part in such developments, which caused a sell off in generic drug companies and other health care providers, as well as health/prescription management concerns.

We manage the Health Sciences Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable healthcare stocks that are expected increased unit volume beneficiaries!These are typicallyenterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not have significant exposure to speculative, money losing biotechnology stocks. We like to think of ourselves as investors in profitable companies, not speculators!

We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change” while still selling at reasonable valuations. Relative to benchmark, we are significantly underweight in large traditional pharmaceuticals with pricing pressure on their proprietary products, many of which are coming off patent in the next few years. We are also significantly underweight in health care equipment.  We are significantly overweight in health care distributors and facilities. We are also overweight in  biotechnology issues that  appear to have considerable pricing and unit volume advantages. At the end of December 2004, the portfolio had an average forward P/E ratio of approximately 17, a consensus future earnings growth rate of 18% and an average ROE of over 19%.

With recent advances in gene mapping, technology, and a significant expansion of new solutions to health issues; participants in the Health Sciences Fund have extraordinary potential for superior performance.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

 December 31, 2004 (Unaudited)

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

HC-Healthcare	78.1%
S-Services	7.4%
T-Technology	6.7%
F-Financial	4.4%
R-Repurchase Agreement	3.1%
O-Other	0.3%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

1.	Boston Scientific Corp.	4.88%
2.	Genzyme Corp.	4.87%
3.	King Pharmaceutical, Inc.	4.72%
4.	Andrx Group	4.66%
5.	Omnicare, Inc.	4.62%
6.	Shire Pharmaceutical ADR	4.62%
7.	WellPoint Inc.	4.38%
8.	Hyperion Solutions	4.26%
9.	Merck & Co.	4.16%
10.	Angiotech Pharmaceuticals, Inc.	4.08%

The Fund’s holdings are subject to change at any time.

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 2.65% and rate of return for the period of 1.95%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual expenses	$82.72	$82.72

Account value of an initial investment of $1,000 on the end of the period would be $960.88.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses 2.65% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual expenses	$83.10	$83.10

Account value of an initial investment of $1,000 on the end of the period would be $989.63.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
				Since Inception
Integrity Health Sciences Fund	1 year	5 year	10 year	(June 19, 2000)
Without Sales Charge	1.95%	N/A	N/A	(0.99)%
With Sales Charge (5.75%)	(3.89)%	N/A	N/A	(2.27)%

				Since Inception
Lipper Health/Biotechnology Index	1 year	5 year	10 year	(June 19, 2000)
	11.74%	N/A	N/A	2.16%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(June 19, 2000)
	10.88%	N/A	N/A	(1.91)%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003.  Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Health Sciences Fund, Lipper Health/Biotechnology Index, and the S&P 500 Index

	Integrity Health Sciences Fund w/o Sales Charge	Integrity Health Sciences Fund w/Max Sales Charge	Lipper Health/ Biotechnology Index	S&P 500 Index

06/19/00	$10,000	$ 9,425	$10,000	$10,000
12/29/00	$11,683	$11,012	$11,431	$ 9,353
12/31/01	$10,657	$10,044	$10,235	$ 8,242
12/31/02	$ 7,169	$ 6,757	$ 7,553	$ 6,420
12/31/03	$ 9,376	$ 8,837	$ 9,859	$ 8,262
12/31/04	$ 9,559	$ 9,009	$11,016	$ 9,161

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

•         A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports.  Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

•         The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

•         As of September 30, 2004, the Fund has underperformed its relative benchmark for the year-to-date, 1-year and since inceptions periods; however, the Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

•         The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund.

•         The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Schedule of Investments  December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (96.6%)

BIOTECHNOLOGY & DRUGS (4.1%)
*Angiotech Pharmaceuticals, Inc.	29,000	$535,050
		535,050
COMPUTER HARDWARE (4.3%)
*Hyperion Solutions	12,000	559,440
		559,440
DRUGS AND PHARMACEUTICALS (49.6%)
AmerisourceBergen Corp.	9,000	528,120
*Amgen, Inc.	7,900	506,785
*Andrx Group	28,000	611,240
*Caremark RX, Inc.	9,400	370,642
*Collagenex Pharm K	15,600	114,504
*Eon Labs Inc.	12,000	324,000
*King Pharmaceutical, Inc.	50,000	620,000
*Kos Pharmaceuticals, Inc.	12,000	451,680
*Merck & Co.	17,000	546,380
*NBTY, Inc.	10,000	240,100
Omnicare, Inc.	17,500	605,850
Pfizer Inc.	18,000	484,020
Shire Pharmaceutical ADR	19,000	607,050
Teva Pharmaceutical ADR	17,000	507,620
		6,517,991
HEALTHCARE (18.4%)
*Accredo Health	10,900	302,148
*Express Scripts	6,400	489,216
*Genzyme Corp.	11,000	638,770
*Lincare Holdings	12,000	511,800
Quest Diagnostics, Inc.	5,000	477,750
		2,419,684
HOSPITALS (8.5%)
*Community Health Systems	10,000	278,800
Health Management Assoc.	14,000	318,080
*Lifepoint Hospitals, Inc.	15,000	522,300
		1,119,180
INSURANCE (4.4%)
*WellPoint, Inc.	5,000	575,000
		575,000
MEDICAL EQUIPMENT (4.9%)
*Boston Scientific Corp.	18,000	639,900
		639,900
SOFTWARE AND PROGRAMMING (2.4%)
*Per-Se Technologies	20,000	316,600
		316,600

TOTAL COMMON STOCKS (COST: $11,301,453)		$12,682,845

REPURCHASE AGREEMENTS (3.1%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $403,043)	403,043	$403,043
1.90%, dated 12/01/04, due 01/05/05,Collaterized by U.S. Treasury Obligations

SHORT-TERM SECURITIES (1.5%)	Shares
Wells Fargo Cash Investment Money Market (COST: $198,050)	198,050	$198,050

TOTAL INVESTMENTS IN SECURITIES (COST: $11,902,546)		$13,283,938

OTHER ASSETS LESS LIABILITIES		(158,046)

NET ASSETS		$13,125,892

ADR – American Depository Receipt

* Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Assets and Liabilities  December 31, 2004

ASSETS
Investments in securities, at value (cost: $11,902,546)	$13,283,938
Accrued interest receivable	1,220
Prepaid expenses	13,045
Security sales receivable	507,172

Total Assets	$13,805,375

LIABILITIES
Payable for fund shares redeemed	$96,474
Accrued expenses	35,546
Security purchases payable	547,463

Total Liabilities	$679,483

NET ASSETS	$13,125,892

Net assets are represented by:
Paid-in capital	$14,415,196
Accumulated undistributed net realized gain (loss) on investments	(2,670,696)
Unrealized appreciation on investments	1,381,392
Total amount representing net assets applicable to 1,396,366 outstanding shares of no par common stock (unlimited shares authorized)	$13,125,892

Net asset value per share	$9.40
Public Offering Price (based on sales charge of 5.75%)	$9.97

Statement of Operations  For the year ended December 31, 2004

INVESTMENT INCOME
Interest	$3,697
Dividends	43,797
Total Investment Income	$47,494

EXPENSES
Investment advisory fees	$182,469
Distribution (12b-1) fees	76,029
Transfer agent fees	38,015
Accounting service fees	31,603
Administrative service fees	30,412
Custodian fees	2,818
Professional fees	8,327
Trustees fees	1,997
Transfer agent out-of-pockets	920
Reports to shareholders	6,459
Insurance expense	8,753
License, fees, and registrations	18,994
BISYS service fees	21,251
Foreign tax expense	964
Legal fees	12,229
Audit fees	4,147
Total Expenses	$445,387
Less expenses waived or absorbed by the Fund’s manager	(42,433)
Total Net Expenses	$402,954

NET INVESTMENT INCOME (LOSS)	$(355,460)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$2,517,357
Net change in unrealized appreciation (depreciation) of investments	(1,914,153)
Net Realized and Unrealized Gain (Loss) on Investments	$603,204
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$247,744

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Changes in Net Assets

For the Year ended December 31, 2004 and the period April 1,2003, through December 31, 2003

	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(355,460)	$(501,901)
Net realized gain (loss) on investment transactions	2,517,357	(1,442,532)
Net change in unrealized appreciation (depreciation) on investments	(1,914,153)	5,586,228
Net Increase (Decrease) in Net Assets Resulting From Operations	$247,744	$3,641,795

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$336,184	$261,167
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(3,815,579)	(1,888,581)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(3,479,395)	$(1,627,414)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(3,231,651)	$2,014,381

NET ASSETS, BEGINNING OF PERIOD	16,357,543	14,343,162
NET ASSETS, END OF PERIOD	$13,125,892	$16,357,543
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2004

Note 1.  ORGANIZATION

The Integrity Health Sciences Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003,the Integrity Health Sciences Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group.  On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Health Sciences Fund.  The Fund seeks long term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the year ended December 31, 2004, there were no distributions paid.

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($2,670,697)	$1,381,392	($1,289,305)

As of December 31, 2004, the Fund had capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2010	$ 1,281,654
2011	$ 1,389,043

For the year ended December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund elected to change its financial and tax year-end to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 1,396,366 and 1,773,517 shares were outstanding at December 31, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For TheYear Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003
Shares sold	34,739	30,813
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(411,890)	(225,650)
Net increase (decrease)	(377,151)	(194,837)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $140,036 of investment advisory fees after a partial waiver for the year ended December 31, 2004.  The Fund has a payable to Integrity Money Management of $6,896 at December 31, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directos of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of Integrity Health Sciences Fund do not exceed 2.65%.  After such date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that the recoupment will not cause operating expenses to exceed any expense limitation in place at the time.  An expense limitation lowers expense ratios and increases return to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $76,029 of service fee expenses for the year ended December 31, 2004.  The Fund has a payable to Integrity Funds Distributor of $5,507 at December 31, 2004, for service fees.

Integrity Fund Services provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $38,015 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,753 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $31,603 of accounting service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,551 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $30,412 of administrative service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,203 at December 31, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $5,855,339 and $9,487,176, respectively, for the year ended December 31, 2004.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $11,902,546. The net unrealized appreciation of investments based on the cost was $1,381,392, which is comprised of $2,065,858 aggregate gross unrealized appreciation and $684,466 aggregate gross unrealized depreciation.

Note 7.  INVESTMENT RISKS

Risks of Health Sciences Companies – Because the Integrity Health Sciences Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies.  The Integrity Health Sciences Fund’s performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance.  The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances.  In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers or the market value of their securities.  Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Financial Highlights  December 31, 2004

Selected per share data and ratios for the period indicated

	For the Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For the Period Since Inception (June 19, 2000) thru March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$9.22	$7.29	$9.28	$8.71	$10.00

Income from Investment Operations:
Net investment income (loss)	$(.26)	$(.28)	$(.26)	$(.24)	$(.18)
Net realized and unrealized gain (loss) on investment transactions	.44	2.21	(1.73)	0.94	(1.07)
Total Income (Loss) From Investment Operations	$.18	$1.93	$(1.99)	$0.70	$(1.25)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	(.13)	(.04)
Total Distributions	$.00	$.00	$.00	$(.13)	$(.04)

NET ASSET VALUE, END OF PERIOD	$9.40	$9.22	$7.29	$9.28	$8.71

Total Return	1.95%(A)	26.47%(A)(D)	(21.44%)(A)	7.94%(A)	(12.58%)(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$13,126	$16,358	$14,343	$22,255	$20,712
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	4.59%(B)(C)	3.46%(B)	2.85%(B)	2.90%(B)(C)
Ratio of net investment income to average net assets	(2.34%)	(4.26%)(C)	(3.17%)	(2.46%)	(2.30%)(C)
Portfolio turnover rate	39.80%	20.40%	34.28%	68.38%	52.37%

(A) Excludes maximum sales charge of 5.75%.

(B) During the period since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $42,433.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.93%.  During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $28,935.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.84%.  During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $32,026, $47,186, and $6,355, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.66%, 3.05%, and 2.93%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Integrity Health Sciences Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Health Sciences Fund (the “Fund”), including the schedule of investments, as of December 31, 2004, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended and for the nine month period then ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the four years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Health Sciences Fund, as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Integrity Technology Fund

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Technology Fund (the "Fund") for the year ended December 31, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

2004 began with rather bullish sentiment prevailing at the year’s outset, resulting in extremely overbought conditions by early February and setting the stage for a consolidation.  A “choppy” market ensued in the March through June months followed by the commencement of a correction phase in July and culminating with a classic selling climax in mid-August, thereby affording investors an excellent “buying opportunity”.  November brought about the end of election year uncertainty and the resumption of bullish market sentiment that continued through year-end.  We believe this market advance could face a period of consolidation in 2005.  We expect the consolidation to be more brief and less severe than its 2004 predecessor.  Such a consolidation could be triggered by a number of things including an upward valuation of the Chinese Yuan against the U.S. Dollar that will cause an increase in inflationary fears and a further rise in short term interest rates by the Federal Reserve.  At the same time, we expect the dollar to firm (if not rise) against the Euro, causing an increase in European investment in the United States.  Accordingly, any consolidation is likely to be short lived, presenting investors with an opportunity to “Buy the Dips”, similar to the 2004 decline that ended in August.  We expect the new bull market that started during the last half of 2002, to continue for several more years to come.  We are currently in the early stages of the “Second Leg Up”.  We still have the “Third Leg Up” to look forward to.

We have substantially outperformed our benchmark for the 2004 calendar year, largely due to stock selection and significant underweight and overweight (by market cap and in key sub industries) of the technology sector.  Quite simply, we have avoided the large mature underperforming firms in the systems software, communications equipment, computer hardware and storage, semiconductor, and integrated telecom areas, while overweighting smaller enterprises in more attractive sub sectors.  We do hold meaningful positions in some very good performers, including: America Movil, and Turkcell (foreign ADRs) in the wireless telecom area, as well as Harris Corp. in the communications equipment sub industry. Autodesk has continued to perform well in the applications software area. Infosys Tech (IT Consulting) and Marvell Tech (electronics) have also been solid performers.  We took some profits in Harman International (consumer electronics), and Qualcomm (communications equipment), where valuations appeared somewhat inflated.

We manage the Technology Fund using our quantitative intelligent expert system for stock selection.  The portfolio is focused on profitable technology stocks that are expected increased unit volume beneficiaries.  These are typicallyenterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook.  Such usually leads to upward revisions in earnings estimates and superior investment performance.  We do not own speculative micro cap “Story Stocks” and “Hot New Issues” that don’t have a real business franchise, reminiscent of the “Dot Com” era of 1999 and early 2000.  We like to think of ourselves as investors in profitable companies, not speculators.

We focus on investment in rapidly growing companies with good price momentum selling at reasonable P/E ratios.  Relative to benchmark, we are currently underweight in data processing, systems software, communications equipment, computer hardware, integrated telecom, and overweight in aerospace and defense, healthcare equipment, biotechnology, internet software, IT consulting, applications software, computer storage and peripherals, electronic equipment and wireless telecom issues.  We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change”.  At the end of December 2004, the portfolio had an average forward P/E ratio of approximately 21, a consensus future earnings growth rate of 23% and an average ROE of 18%.

Contrary to popular belief, the “Tech’s” are likely to be the driving force behind the current economic expansion and for decades to come.  Participants in the Technology Fund should continue to benefit from these trends.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

December 31, 2004 (Unaudited)

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

T – Technology	59.3%
H – Healthcare	22.7%
S – Services	15.0%
O – Other	3.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

1.	Turkcell ADR	5.7%
2.	Auto Desk	5.7%
3.	Per-Se Technologies	3.9%
4.	Harris Corp.	3.5%
5.	Labor Ready, Inc.	3.4%
6.	Hyperion Solutions	3.4%
7.	Infosys Technologies ADR	3.2%
8.	Eon Labs, Inc.	3.1%
9.	Intel Corp.	3.0%
10.	Texas Instruments	3.0%

The Fund’s holdings are subject to change at any time

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual operating expenses of 2.65% and rate of return for the period of 14.31%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$84.26	$84.26

Account value of an initial investment of $1,000 as of the end of the period would be $1,077.37.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 2.65% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$83.10	$83.10

Account value of an initial investment of $1,000 as of the end of the period would be $989.63.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
				Since Inception (March 2, 2000)
Integrity Technology Fund	1 year	5 year	10 year
Without Sales Charge	14.31%	N/A	N/A	(30.86%)
With Sales Charge (5.75%)	7.70%	N/A	N/A	(31.70%)

				Since Inception (March 2, 2000)
Lipper Science & Technology Index	1 year	5 year	10 year
	4.11%	N/A	N/A	(20.42%)

				Since Inception (March 2, 2000)
Nasdaq 100 Index	1 year	5 year	10 year
	10.44%	N/A	N/A	(18.01%)

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Technology Fund, the Lipper Science & Technology Index, and the Nasdaq 100 Index

	Integrity Technology Fund w/o Sales Charge	Integrity Technology Fund w/Max Sales Charge	Lipper Science & Technology Index	Nasdaq 100 Index
03/02/00	$10,000	$ 9,425	$10,000	$10,000
12/29/00	$ 3,953	$ 3,725	$ 5,497	$ 5,530
12/31/01	$ 1,757	$ 1,656	$ 3,588	$ 3,725
12/31/02	$ 1,003	$ 945	$ 2,103	$ 2,325
12/31/03	$ 1,469	$ 1,385	$ 3,183	$ 3,467
12/31/04	$ 1,679	$ 1,583	$ 3,314	$ 3,829

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”) between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

•         A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports.  Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

•         The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other funds have had consistent performance relative to comparable and competing funds.

•         The Fund has performed higher than its relative benchmark and has positive returns for the September 30, 2004, year-to-date, and 1-year periods.  The Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

•         The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund.

•         The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Schedule of Investments  December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (97.1%)

Biotechnology & Drugs (2.9%)
*Angiotech Pharmaceuticals, Inc.	19,000	$350,550
		350,550
Business Service (3.4%)
*Labor Ready, Inc.	25,000	423,000
		423,000
Communications Equipment (1.2%)
L-3 Communications	2,100	153,804
		153,804
Computer Hardware (21.5%)
*ATI Technologies, Inc.	15,000	290,850
Auto Desk	18,380	697,521
*Hyperion Solutions	9,000	419,580
Infosys Technologies ADR	5,740	397,839
Intel Corp.	16,000	374,240
*SanDisk Corp.	8,000	199,760
*Symantec Corp	10,280	264,813
		2,644,603
Computer Services (5.6%)
*Affiliated Computer Services	6,000	361,140
*CACI Intl.	4,800	327,024
		688,164
Diversified Electronic (5.5%)
Anixter International, Inc.	6,000	215,940
*Benchmark Electronic	9,015	307,411
*Celestica, Inc.	11,000	155,210
		678,561
Drugs and Pharmaceuticals (15.7%)
*Andrx Group	16,000	349,280
*Eon Labs, Inc.	14,000	378,000
*Kos Pharmaceuticals, Inc.	8,000	301,120
*Merck & Co	9,000	289,260
*Pfizer, Inc.	11,000	295,790
Shire Pharmaceutical ADR	10,000	319,500
		1,932,950
Entertainment (0.0%)
*Champion Auto Racing	18,890	2,644
		2,644
Healthcare (3.3%)
Beckman Coulter	2,680	179,533
*Genzyme Corp.	4,000	232,280
		411,813
Medical Equipment (2.3%)
*Boston Scientific Corp.	8,000	284,400
		284,400
Semiconductor (15.2%)
*Fairchild Semiconductor	8,000	130,080
*Freescale Semiconductor B	1,435	26,347
*Lam Research Corp.	12,000	346,920
*LeCroy Corp.	8,585	200,374
Taiwan Semiconductor ADR	27,927	237,100
Texas Instruments	15,000	369,300
*Marvell Technology	6,980	247,581
*ASML Holding NV - ADR	20,000	318,200
		1,875,902
Software And Programming (3.9%)
*Per-Se Technologies	30,000	474,900
		474,900
Specialty Finance (1.7%)
Fair Isaac	5,700	209,076
		209,076
Telecommunications (14.9%)
America Movil SA	4,500	235,575
*Covad Communications Group, Inc.	667	1,434
Harris Corp.	6,900	426,351
*j2 Global Communications	8,200	282,900
*Trimble Navigation	5,595	184,859
Turkcell ADR	38,635	699,294
		1,830,413

TOTAL COMMON STOCKS (COST: $9,043,416)		$11,960,780

REPURCHASE AGREEMENTS (2.5%)	Maturity Amount
Wells Fargo Repurchase Agreement (COST: $302,282)	302,282	$302,282
1.90%, dated 12/01/04, due 01/05/05, Collaterized by U.S. Treasury Obligations

SHORT-TERM SECURITIES (3.2%)	Shares
Wells Fargo Cash Investment Money Market (COST: $388,811)	388,811	$388,811

TOTAL INVESTMENTS IN SECURITIES (COST: $9,734,509)		$12,651,873

OTHER ASSETS LESS LIABILITIES		(331,968)

NET ASSETS		$12,319,905

ADR – American Depository Receipt

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Assets and Liabilities  December 31, 2004

ASSETS
Investments in securities, at value (cost: $9,734,509)	$12,651,873
Accrued dividends receivable	917
Accrued interest receivable	1,106
Prepaid expenses	24,388
Security sales receivable	1,109,610
Receivable due from broker	190
Total Assets	$13,788,084

LIABILITIES
Accrued expenses	$31,956
Payable for fund shares redeemed	109,381
Security purchases payable	1,326,842
Total Liabilities	$1,468,179

NET ASSETS	$12,319,905

Net assets are represented by:
Paid-in capital	$51,706,295
Accumulated undistributed net realized gain (loss) on investments	(42,303,754)
Unrealized appreciation on investments	2,917,364
Total amount representing net assets applicable to 1,468,817 outstanding shares of no par common stock (unlimited shares authorized)

$12,319,905

Net asset value per share	$8.39
Public Offering Price (based on sales charge of 5.75%)	$8.90

Statement of Operations  For the year ended December 31, 2004

INVESTMENT INCOME
Interest	$6,100
Dividends	34,111
Total Investment Income	$40,211

EXPENSES
Investment advisory fees	$152,142
Distribution (12b-1) fees	63,392
Transfer agent fees	31,696
Accounting service fees	30,339
Administrative service fees	25,525
Custodian fees	4,050
Professional fees	6,302
Trustees fees	1,936
Transfer agent out-of-pockets	1,688
Reports to shareholders	9,446
Insurance expense	4,451
License, fees, and registrations	16,103
BISYS service fees	18,511
Foreign tax expense	1,872
Legal fees	3,639
Audit fees	4,737
Total Expenses	$375,829
Less expenses waived or absorbed by the Fund’s manager	(39,849)
Total Net Expenses	$335,980

NET INVESTMENT INCOME (LOSS)	$(295,769)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	1,482,921
Net change in unrealized appreciation (depreciation) of investments	433,659
Net Realized and Unrealized Gain (Loss) on Investments	$1,916,580
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,620,811

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Changes in Net Assets
For the year ended December 31, 2004, and the period April 1, 2003, thru December 31, 2003

	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(295,769)	$(422,620)
Net realized gain (loss) on investment transactions	1,482,921	314,348
Net change in unrealized appreciation (depreciation) on investments	433,659	5,192,327
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,620,811	$5,084,055

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$372,139	$191,283
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(3,129,131)	(1,266,663)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(2,756,992)	$(1,075,380)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,136,181)	$4,008,675

NET ASSETS, BEGINNING OF PERIOD	13,456,086	9,447,411
NET ASSETS, END OF PERIOD	$12,319,905	$13,456,086
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2004

Note 1.  ORGANIZATION

The Integrity Technology Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003,the Integrity Technology Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was a part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Technology Fund.  The Fund seeks long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the year ended December 31, 2004, there were no distributions paid.

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($42,303,754)	$2,917,364	($39,386,390)

As of December 31, 2004, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$ 10,460,155
2009	$ 24,860,489
2010	$ 6,063,295
2011	$ 919,815

For the year ended December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund elected to change its financial and tax year-end to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 1,468,817 and 1,833,735 shares were outstanding at December 31, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2004	For The Period From April 1, 2003 Thru December 31, 2003
Shares sold	49,168	29,097
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(414,086)	(202,612)
Net increase (decrease)	(364,918)	(173,515)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $112,292 of investment advisory fees after a partial waiver for the year ended December 31, 2004.  The Fund has a payable to Integrity Money Management of $8,806 at December 31, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of the Integrity Technology Fund do not exceed 2.65%.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $63,392 of distribution fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Funds Distributor of $5,160 at December 31, 2004.

Integrity Fund Services provides shareholder services for a fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $31,696 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,580 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $30,339 of accounting service fees for year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,516 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $25,525 of administrative service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,064 at December 31, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $6,081,139 and $8,980,651, respectively, for the year ended December 31, 2004.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $9,734,509. The net unrealized appreciation of investments based on the cost was $2,917,364, which is comprised of $3,207,716 aggregate gross unrealized appreciation and $290,352 aggregate gross unrealized depreciation.

Note 7.  INVESTMENT RISKS

Risks of Technology Related Companies – Because the Integrity Technology Fund invests primarily in stocks of technology-related companies, it is particularly susceptible to risks associated with these companies.  The Technology Fund’s performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance.  The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies or price competition.  In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities.  Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Financial Highlights  December 31, 2004

Selected per share data and ratios for the period indicated

	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002*	For The Year Ended March 31, 2001*	For The Period Since Inception (March 2, 2000) Thru March 31, 2000*
NET ASSET VALUE, BEGINNING OF PERIOD	$7.34	$4.71	$8.00	$10.22	$44.75	$50.00

Income from Investment Operations:
Net investment income (loss)	$(.20)	$(.23)	$(.21)	$(.22)	$(.56)	$(.05)
Net realized and unrealized gain (loss) on investment transactions	1.25	2.86	(3.08)	(2.00)	(33.95)	(5.20)
Total Income (Loss) From Investment Operations	$1.05	$2.63	$(3.29)	$(2.22)	$(34.51)	$(5.25)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	(.02)	.00
Total Distributions	$.00	$.00	$.00	$.00	$(.02)	$.00

NET ASSET VALUE, END OF PERIOD	$8.39	$7.34	$4.71	$8.00	$10.22	$44.75

Total Returns	14.31%(A)	55.84%(A)(D)	(41.13%)(A)	(21.72%)(A)	(77.19%)(A)	(10.50%)(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$12,320	$13,456	$9,447	$16,763	$12,671	$32,719
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	4.85%(B)(C)	4.12%(B)	3.26%(B)	2.84%(B)	2.77%(B)(C)
Ratio of net investment income to average net assets	(2.33%)	(4.64%)(C)	(3.93%)	(3.01%)	(2.48%)	(1.51%)(C)
Portfolio turnover rate	49.29%	77.40%	116.42%	360.05%	199.34%	11.14%

* Adjusted for a 1:5 reverse split on April 13, 2001.

(A)  Excludes maximum sales charges of 5.75%.

(B)  During the period since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $39,849.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.96%.  During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $44,352.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.34%.  During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $54,037, $63,109, $0, and $5,633, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.62%, 3.68%, 2.84%, and 2.97%, respectively.

(C)  Ratio is annualized.

(D)  Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Technology Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Technology Fund (the “Fund”), including the schedule of investments, as of December 31, 2004, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended and for the nine month period then ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the four years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Technology Fund, as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Integrity Income Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Integrity Income Fund (the "Fund") for the year ended December 31, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

The Integrity Income Fund A shares were up 0.41% and N shares were up 0.74% for the year.  This compared to the Lehman Brothers Intermediate Government/Credit Index, which was up 3.04% for the period.

The Fund suffered a bit from its relatively short-duration portfolio in a time of declining credit spreads on long-bonds.  Many of the Fund’s positions have maturities ranging from 2005 to 2007, and are less exposed to moves in the 10-year Treasury Price than other similarly situated bond funds.  Morningstar ranks the Fund as having a high credit quality with low interest rate sensitivity.  With significant risks in the long end of the bond market, we believe this positioning is appropriate.

Economic growth has persisted, albeit at moderating rates.  This led to an increasing consensus that the Federal Reserve would raise interest rates, but at a much slower pace than previous forecasts.  This led to a firming in the price of longer-term bonds.  Recent Fed minutes have suggested an increasing concern over inflation.  We have positioned the Fund for the eventuality of higher interest rates.

With a number of recent indicators suggesting somewhat higher inflation and a more hawkish Fed, we are more reserved with respect to our outlook for the 10-year Treasury than we were in our semi-annual letter.  We expect the Fed to raise rates several more times, in 25 basis point increments, to a rate somewhere approximating 3% on the overnight lending rate.  We are a bit concerned that this appears to not have been fully priced in by the fixed income market as of the publication of this letter.  Therefore, we are more bearish on the 10-year Treasury than we have been for some time, a perspective we will reflect in our holdings in the Fund, with a focus on protecting your capital.

The Integrity Income Fund continues to focus on selecting undervalued, very high quality bonds in the intermediate maturity range.  This strategy has left the Fund well positioned in the current environment as yields on short-term bonds continue to be low and increasing market risks raise concerns for bonds with longer-term maturities.  We will continue to evaluate economic events in the upcoming months and make adjustments to the portfolio accordingly.

Sincerely,

Richard Barone
Chief Executive Officer/Portfolio Manager
Ancora Advisors LLC, Sub-Advisor to Integrity Mutual Funds

The views expressed are those of Richard Barone and Ancora Advisors, LLC, Sub-Advisor to the Integrity Equity and Income Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

December 31, 2004 (Unaudited)

COMPOSITION

Portfolio Quality Ratings

(Based on Total Long-Term Investments)

AAA	44.6%
A	43.1%
BBB	12.3%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

KEY STATISTICS

A Shares		N Shares
12/31/2003 NAV (share value)	$14.16	12/31/2003 NAV (share value)	$14.16
12/31/2004 NAV	$13.80	12/31/2004 NAV	$13.81

Total Net Assets	$884,053
Number of Issues	23
Average Maturity	2.9 Years

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 1.74% (A shares), 1.50% (N shares) and rate of return for the period of 0.41% (A shares), 0.74% (N shares).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
Annual expenses	$59.19	$15.06	$59.19	$15.06

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $961.43.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $1,007.40.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 1.74% (A shares), 1.50% (N shares) and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
Annual expenses	$59.58	$15.38	$59.58	$15.38

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,005.38.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $1,050.00.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
Integrity Income Fund				Since Inception
Class N Shares	1 year	5 year	10 year	(September 7, 1992)
No-Load	0.74%	5.69%	6.74%	5.40%

				Since Inception (September 7, 1992)
Lehman Brothers Intermediate Gov’t./Credit Index	1 year	5 year	10 year
	3.04%	7.20%	7.14%	6.55%

	For periods ending December 31, 2004
Integrity Income Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(June 16, 2003)
Without Sales Charge	0.41%	N/A	N/A	(0.05)%
With Sales Charge (4.25%)	(3.87)%	N/A	N/A	(2.81)%

				Since Inception (June 16, 2003)
Lehman Brothers Intermediate Gov’t./Credit. Index	1 year	5 year	10 year
	3.04%	N/A	N/A	1.96%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to May 23, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  Prior to May 23, 2003, the Canandaigua National Bank & Trust Company served as investment adviser to the Fund.

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Income Fund and the Lehman Brothers Intermediate Gov’t./Credit Bond Index

Class N Shares			Class A Shares
	Integrity Income Fund	Lehman Brothers Interm. Gov’t./Credit Bond Index		Integrity Income Fund w/o Sales Charge	Integrity Income Fund w/Max Sales Charge	Lehman Brothers Interm. Gov’t./Credit Bond Index

09/07/92	$10,000	$10,000	06/16/03	$10,000	$ 9,575	$10,000
1992	$10,060	$10,068	2003	$ 9,951	$ 9,530	$10,001
1993	$10,340	$10,952	2004	$ 9,992	$ 9,569	$10,305
1994	$ 9,960	$10,740
1995	$12,160	$12,384
1996	$12,540	$12,887
1997	$13,530	$13,901
1998	$14,754	$15,070
1999	$14,502	$15,129
2000	$15,926	$16,657
2001	$17,318	$18,153
2002	$18,434	$19,935
2003	$18,988	$20,792
2004	$19,128	$21,424

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2004 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.  Ancora Advisers, LLC (“Ancora”) is the Fund’s sub-adviser.

The continuation of a fund’s investment advisory and sub-advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”) between the Fundand Integrity Money Management and Sub-Advisory Agreement between the Adviser and Ancora.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements.  In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Adviser and Ancora that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)  the nature, extent and quality of the adviser’s services;

(b)  the performance of the fund and the adviser;

(c)  each adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the Fund grows larger;

(d)  any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company and

(e)  the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory and Sub-Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Richard Barone, will continue to manage the Fund in substantially the same way as it was managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

•         A comparison of the Income Fund’s pro forma net operating expenses under the Advisory Agreements vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratios of 1.75% for Class A shares and 1.50% for Class N shares were comparable to other funds of similar objective and size.

•         The increase in net operating expenses for the Income Fund Class N shares is justified by the superior advisory expertise,    performance and resources of the Investment Adviser.

•         The overall nature and quality of the services provided by the Investment Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

•         The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

Consideration was also given to the Investment Adviser’s stated plans to employ Ancora as Sub-Adviser to the Income Fund.  The Board reviewed the background, experience and performance of Ancora.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with Ancora

In determining whether it was appropriate to approve the Sub-Advisory Agreement between Integrity Money Management and Ancora, the Trustees requested information that they believed to be reasonably necessary to reach their conclusion and reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Investment Adviser’s commitment to contractually limit Fund expenses, the skills and capabilities of the Adviser.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

  The overall nature and quality of the services provided by Ancora historically had been, and continued to be, satisfactory to the Board;
  Ancora has attained certain efficiencies and expertise in managing equity and income funds;
  The sub-advisory fee paid to Ancora is fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fee to fees paid by comparable mutual funds;
  Satisfaction with Ancora’s representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and
  Satisfaction with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and expected performance of Ancora.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Ancora, the strategic plan involving the Income Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the Income Fund and its shareholders.

Schedule of Investments  December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Principal Amount	Market Value

INVESTMENT SECURITIES:
U.S. GOVERNMENT NOTES (31.0%)
U.S. Treasury Note	6.125%	08/15/07	$35,000	$37,562
U.S. Treasury Note	5.500	02/15/08	40,000	42,622
U.S. Treasury Note	5.625	05/15/08	50,000	53,629
U.S. Treasury Note	4.750	11/15/08	30,000	31,422
U.S. Treasury Note	5.875	11/15/05	50,000	51,330
U.S. Treasury Note	5.625	02/15/06	25,000	25,773
U.S. Treasury Note	7.000	07/15/06	30,000	31,807
TOTAL U.S. GOVERNMENT NOTES (COST: $259,917)				$274,145

CORPORATE BONDS (44.9%)
Consumer Goods (6.5%)
Multimedia
Walt Disney Company	5.800	10/27/08	25,000	$26,606
				26,606

Photography
Eastman Kodak	7.250	06/15/05	30,000	30,520
				30,520

Finance (28.1%)
Banking
Citicorp	6.750	08/15/05	30,000	30,693
Morgan JP & Co. Inc. Series A	6.000	01/15/09	25,000	26,733
				57,426

Financial Services
CIT Group, Inc.	3.250	02/15/05	25,000	25,014
CIT Group, Inc.	4.150	02/15/07	25,000	25,049
General Electric Cap Corp	2.850	01/30/06	25,000	24,937
John Deere Capital Corp	6.000	02/15/09	25,000	26,891
Lehman Brothers Holdings, Inc.	8.500	08/01/15	45,000	56,526
Merrill Lynch & Company, Inc.	6.250	10/15/08	30,000	32,286
				190,703

Services (10.3%)
Industrial
General Motors Corporation	6.250	05/01/05	25,000	25,212
IBM	5.375	02/01/09	25,000	26,000
				51,212

Telecommunications
AT&T Capital Corp	6.600	05/15/05	20,000	20,174
Pacific Bell	6.250	03/01/05	20,000	20,122
				40,296

TOTAL CORPORATE BONDS (COST: $379,272)				$396,763

CORPORATE BOND EQUIVALENT (2.9%)			Shares
Household Capital Trust V	10.000	06/30/30	1,000	$25,730
TOTAL CORPORATE BOND EQUIVALENT (COST: $27,217)				$25,730

MUTUAL FUNDS ( 3.9%)
Pioneer Interest Shares			3,000	$34,350
TOTAL MUTUAL FUNDS (COST: $33,953)				$34,350

TOTAL INVESTMENTS IN SECURITIES (COST: $700,359)				$730,988

OTHER ASSETS LESS LIABILITIES				153,065

NET ASSETS				$884,053

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Assets and Liabilities  December 31, 2004

ASSETS
Investments in securities, at value (cost: $700,359)	$730,988
Cash	142,298
Receivable for fund shares sold	25
Accrued dividends receivable	1,195
Accrued interest receivable	11,148
Receivable due from manager	10,126
Prepaid expenses	2,802

Total Assets	$898,582

LIABILITIES
Dividends payable	$3,065
Accrued expenses	11,464

Total Liabilities	$14,529

NET ASSETS	$884,053

Net assets are represented by:
Capital stock outstanding	$872,520
Accumulated undistributed net realized gain (loss) on investments	(19,096)
Unrealized appreciation on investments	30,629
Total amount representing net assets applicable to 64,035 outstanding shares of no par common stock (unlimited shares authorized)

$884,053

Net Assets Consist of:
Class A	$161,053
Class N	$723,000
Total Net Assets	$884,053

Shares Outstanding:
Class A	11,668
Class N	52,367

Net Asset Value per share:
Class A	$13.80
Class A – offering price (based on sales charge of 4.25%)	$14.41
Class N	$13.81

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended December 31, 2004

INVESTMENT INCOME
Interest	$39,378
Dividends	7,289
Total Investment Income	$46,667

EXPENSES
Investment advisory fees	$9,787
Service fees	383
Administrative service fees	29,999
Transfer agent fees	29,999
Accounting service fees	30,493
Registration and filing fees	10,582
Professional fees	3,300
Trustees fees	1,534
Reports to shareholders	1,452
Insurance expense	500
Audit fees	5,225
Other	98
Total Expenses	$123,352
Less expenses waived or absorbed by the Fund’s manager	(108,193)
Total Net Expenses	$15,159

NET INVESTMENT INCOME (LOSS)	$31,508

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$927
Net change in unrealized appreciation (depreciation) of investments	(26,346)
Net Realized and Unrealized Gain (Loss) on Investments	$(25,419)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,089

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Changes in Net Assets

For the year ended December 31, 2004, and the year ended December 31, 2003

	For the Year Ended December 31, 2004	For The Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$31,508	$40,755
Net realized gain (loss) on investment transactions	927	1,017
Net change in unrealized appreciation (depreciation) on investments	(26,346)	(9,095)
Net Increase (Decrease) in Net Assets Resulting From Operations	$6,089	$32,677

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.42 and $.24, respectively)	$(4,569)	$(327)
Class N ($.45 and $.51, respectively)	(26,939)	(40,428)
Distributions from net realized gain on investment transactions:
Class A	0	0
Class N	0	0
Total Dividends and Distributions	$(31,508)	$(40,755)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$74,216	$91,000
Class N	14,183	125,605
Proceeds from reinvested dividends:
Class A	61	13
Class N	28,079	36,730
Cost of shares redeemed:
Class A	0	0
Class N	(212,882)	(403,962)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(96,343)	$(150,614)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(121,762)	$(158,692)
NET ASSETS, BEGINNING OF PERIOD	1,005,815	1,164,507
NET ASSETS, END OF PERIOD	$884,053	$1,005,815
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2004

Note 1.  ORGANIZATION

The Integrity Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund seeks to earn a high level of current income while permitting investors a degree of safety of principal.  From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

All shares existing prior to June 16, 2003, the commencement date of Class A shares, were classified as Class N shares.  Class N shares are sold without a sales charge.  Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	31,508	40,755
Long-term Capital Gains	0	0
Total	$31,508	$40,755

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($19,096)	$30,629	$11,533

As of December 31, 2004, the Fund had net capital loss carryforwards, which are available to offset future realized gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$ 431
2009	$ 0
2010	$ 18,665

For the year ended December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the year ended December 31, 2004, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.  Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 64,035 and 71,015 shares were outstanding at December 31, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

Class A Shares			Class N Shares
	For The Year Ended December 31, 2004	For The Period Since Inception (June 16, 2003) thru December 31, 2003	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003
Shares sold	5,227	6,435	1,009	8,801
Shares issued on reinvestment of dividends	4	1	2,007	2,581
Shares redeemed	0	0	(15,227)	(28,471)
Net increase (decrease)	5,231	6,436	(12,211)	(17,089)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.  Ancora Advisers, LLC (“Ancora”), is the Fund’s sub-adviser.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has waived all advisory fees for the year ended December 31, 2004.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Income Fund’s Class A shares do not exceed 1.75% and Class N shares do not exceed 1.50% for the current fiscal year.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class N does not pay an annual distribution fee.  Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $383 of distribution fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Funds Distributor of $34 at December 31, 2004, for distribution fees.

Integrity Fund Services provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $29,999 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,500 at December 31, 2004 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $30,493 of accounting service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,537 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $29,999 of administrative service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,500 at December 31, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $199,585 and $358,391, respectively, for the year ended December 31, 2004.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $700,359. The net unrealized appreciation of investments based on the cost was $30,629, which is comprised of $32,261 aggregate gross unrealized appreciation and $1,632 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

Class A Shares

	For The Year Ended December 31, 2004	For the Period Since Inception (June 16, 2003) thru December 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$14.16	$14.47

Income from Investment Operations:
Net investment income	$.42	$.24
Net realized and unrealized gain (loss) on investment transactions	(.36)	(.31)
Total Income (Loss) From Investment Operations	$.06	$(.07)

Less Distributions:
Dividends from net investment income	$(.42)	$(.24)
Distributions from net realized gains	.00	.00
Total Distributions	$(.42)	$(.24)

NET ASSET VALUE, END OF PERIOD	$13.80	$14.16

Total Return	0.41%(A)	(0.91)%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$161	$91
Ratio of net expenses (after expense assumption) to average net assets	1.74%(B)	1.65%(B)(C)
Ratio of net investment income to average net assets	2.97%	3.90%(C)
Portfolio turnover rate	24.41%	30.03%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc., assumed/waived expenses of $17,066 and $903, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 12.84% and 12.43%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected per share data and ratios for the period indicated

Class N Shares

	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Year Ended December 29, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$14.16	$14.26	$14.06	$13.67	$13.16

Income from Investment Operations:
Net investment income	$.45	$.51	$.68	$.76	$.76
Net realized and unrealized gain (loss) on investment transactions	(.35)	(.10)	.20	.41	.49
Total Income (Loss) From Investment Operations	$.10	$.41	$.88	$1.17	$1.25

Less Distributions:
Dividends from net investment income	$(.45)	$(.51)	$(.68)	$(.78)	$(.74)
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.45)	$(.51)	$(.68)	$(.78)	$(.74)

NET ASSET VALUE, END OF PERIOD	$13.81	$14.16	$14.26	$14.06	$13.67

Total Return	0.74%	3.00%	6.45%	8.71%	9.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$723	$915	$1,165	$1,055	$1,160
Ratio of net expenses (after expense assumption) to average net assets	1.50%(A)	1.08%(A)	0.50%	0.42%	0.45%
Ratio of net investment income to average net assets	3.24%	3.64%	4.79%	5.46%	5.68%
Portfolio turnover rate	24.41%	30.03%	3.37%	15.11%	12.15%

(A) During the period since December 2003, Integrity Mutual Funds, Inc, has assumed/waived expenses of $91,127.  During the period 12/31/02 to 12/31/03, Integrity Mutual Funds, Inc.,/Canandaigua Bank assumed/waived expenses of $58,263.  In prior years starting with December 31, 2002, Canandaigua Bank assumed/waived certain administrative expenses of the Fund, other than primarily custodial and audit fees, resulting in per share savings to the Fund of $.80, $.56, and $.65, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 12.45%, 6.33%, 6.20%, 5.45%, and 5.34%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Income Fund, (the Fund), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the three years in the period ended December 31, 2002, were audited by other auditors whose report dated February 11, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Income Fund, as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Integrity High Income Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Integrity High Income Fund (the "Fund") for the period since inception (April 30, 2004) through December 31, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

High yield as an asset class performed very well over the past year as the Merrill Lynch High Yield Bond Index posted a return of 10.76% for the year.  It was really a tale of two different periods.  The index only returned 1.33% for the first six months of 2004, as there were significant net outflows.  As investors returned to the market the second half of the year the index appreciated by 9.31%.

In the Integrity High Income Fund, we focus on two things, consistent dividend payouts and stability of NAV.  Since opening at $10.00 per share on May 1, 2004, the Class A NAV had appreciated to $10.33 by the end of the year while providing $0.62 per share in dividends and capital gains distributions.  The Class C NAV had appreciated to $10.36 by the end of the year while providing $0.51 per share in dividends and capital gains distributions.  All the while outperforming the Merrill Lynch High Yield Bond Index.

Index

May thru December                9.13%

Integrity High Income Fund Class A

May thru December                9.81%

Integrity High Income Fund Class C

May thru December                8.93%

Where Does High Yield Makes Sense for an Investor in Today’s Environment?

With cash flow (current yields) in the net yield range of over 8%, the Fund may be appropriate for the following.  Consult your investment adviser for your situation and consult the prospectus for a complete discussion of risks.

Income Oriented Investor:  Interest rates and dividend yield are at much lower levels than just a few years ago.  For those needing current income, the Integrity High Yield Fund can enhance the current cash flow and income of investors.

Total Return Growth Investor:  After 5 years of the major U.S. market indices making virtually no gains, many growth investors are becoming impatient and concerned about the time value of their money.  Investors who reinvest their dividends into the Integrity High Income Fund continue to earn more shares and may increase their total value of the account over time.  Although past performance is not indicative of future performance, and we are not commenting on the stock markets from here, the fact that SMH Capital Advisor High Income discipline has beaten the S&P 500, the Dow, and the NASDQ 100 over the last 5 years shows the value of compounding interest.

Comments on our Discipline

Our discipline starts with security of our investment on the front end.  We estimate whether our cost basis should be secure if the company should default or get into financial straits.  An example of where this discipline works was seen in June with the Trump Atlantic bonds.  As you may know, Donald Trump has run into some “issues” and many of the Trump securities defaulted.  Our Trump Atlantic bonds however did collect interest since we have a first mortgage on the properties – and if we do not get paid we sue for the property…so we were paid.

Low defaults and security of our investment always comes first.

Where Do We Go From Here?

The high yield market now is trading in a more normal range of 2% - 4% over the 10 year Treasury.  We view this as an appropriate range based on the improving credit fundamentals of the U.S. companies we follow.  In our opinion, the returns of the high yield market, and specifically the Fund, should look very good over the next year compared to other asset categories.

Sincerely,

Jeff Cummer
Senior Portfolio Manager & President
SMH Capital Advisors, Inc.
Certified Financial Planner

The views expressed are those of Jeff Cummer, Senior Portfolio Manager & President, SMH Capital Advisors, Inc.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

 December 31, 2004 (Unaudited)

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

B	37.2%
BB	11.9%
CC	4.5%
CCC	24.5%
NR	21.9%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

KEY STATISTICS

A Shares		C Shares
04/30/2004 NAV (share value)	$10.00	04/30/2004 NAV (share value)	$10.00
12/31/2004 NAV	$10.33	12/31/2004 NAV	$10.36

Total Net Assets	$20,099,893
Number of Issues	31
Average Maturity	8.9 years

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 1.69% (A shares), and 2.48% (C shares) and rate of return for the period of 9.81% (A shares), and 8.93% (C shares).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	C	A	C
Annual Expenses	$59.48	$35.91	$59.48	$25.91

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,051.43.

Account value of an initial investment of $1,000 on C shares as of the end of the period would be $1,089.30.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 1.69% (A shares), and 2.48% (C shares) and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	C	A	C
Annual Expenses	$59.09	$35.42	$59.09	$25.42

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,005.38.

Account value of an initial investment of $1,000 on C shares as of the end of the period would be $1,050.00.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
Integrity High Income Fund				Since Inception (April 30, 2004)
Class A Shares	1 year	5 year	10 year
Without Sales Charge	N/A	N/A	N/A	9.81%
With Sales Charge (4.25%)	N/A	N/A	N/A	5.18%

	For periods ending December 31, 2004

Lehman Brothers High Yield Corporate Bond Index	1 year	5 year	10 year	Since Inception (April 30, 2004)
	N/A	N/A	N/A	9.34%

	For periods ending December 31, 2004
Integrity High Income Fund				Since Inception (April 30, 2004)
Class C Shares	1 year	5 year	10 year
Without CDSC	N/A	N/A	N/A	8.93%
With CDSC (1.00%)	N/A	N/A	N/A	7.93%

	For periods ending December 31, 2004
				Since Inception (April 30, 2004)
Lehman Brothers High Yield Corporate Bond Index	1 year	5 year	10 year
	N/A	N/A	N/A	9.34%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity High Income Fund and the Lehman Brothers High Yield Corporate Bond Index

Class A Shares				Class C Shares
	Integrity High Income Fund w/o Sales Charge	Integrity High Income Fund w/Max Sales Charge	Lehman Brothers High Yield Corporate Bond Index		Integrity High Income Fund w/o CDSC	Lehman Brothers High Yield Corporate Bond Index
04/30/04	$10,000	$ 9,575	$10,000	04/30/04	$10,000	$10,000
2004	$10,981	$10,518	$10,934	2004	$10,893	$10,934

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.   SMH Capital Advisors, Inc. (“SMH”), is the Sub-Advisor to the Fund.

The continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management and the Sub-Advisory Agreement, between the Advisor and SMH.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements.  In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily  limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the High Income Fund’s portfolio manager, Jeff Cummer, will continue to manage the Fund in substantially the same way as it had been managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

•         A comparison of the High Income Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratios of 1.75% for Class A shares and 2.50% for Class C shares were comparable to other funds of similar objective and size.

•         The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

•         The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

Consideration was also given to the Adviser’s stated plans to employ SMH as Sub-Adviser to the High Income Fund.  The Board reviewed the background, experience and performance of SMH.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with SMH

In determining whether it was appropriate to approve the Sub-Advisory Agreement between Integrity Money Management and SMH, the Trustees requested information from SMH that they believed to be reasonably necessary to reach their conclusion and reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Investment Adviser’s commitment to contractually limit Fund expenses, the skills and capabilities of the Adviser.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

  The overall nature and quality of the services provided by SMH has been satisfactory to the Board.
  SMH has significant expertise in managing high income accounts and is one of the top money managers in the world with a history of increasing assets in other managed separately managed accounts.
  The sub-advisory fee paid to SMH is fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fee to fees paid by comparable mutual funds.
  The Fund was started in April 2004 and has achieved performance of 4.05% for September year-to-date.
  Satisfaction with SMH’s representations regarding its staffing and capabilities to manage the High Income Fund, including the retention of personnel with significant relevant portfolio management experience.
  Satisfaction with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and expected performance of SMH.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of SMH, the strategic plan involving the High Income Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the High Income Fund and its shareholders.

Schedule of Investments  December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Principal Amount	Market Value

CORPORATE BONDS (85.6%)

Aerospace & Defense (4.1%)
Spacehab	8.000%	10/15/07	1,095,000	$825,356
				825,356
Building-Residential/Commercial (1.2%)
Standard Pacific Corporation	6.250	04/01/14	243,000	238,140
				238,140
Casino Hotels (2.6%)
Magna Entertainment	7.250	12/15/09	526,000	525,931
				525,931
Computers (4.0%)
Safeguard Scientifics	2.625	03/15/24	1,082,000	796,622
				796,622
Electronic Computer - Semiconductor (4.3%)
Amkor Technologies, Inc.	7.750	05/15/13	912,000	857,280
				857,280
Finance - Invest Bnkr/Brkr (4.3%)
Labranche & Company	11.000	05/15/12	794,000	853,550
				853,550
Marine Services (4.3%)
Great Lakes Dredge & Dock	7.750	12/15/13	942,000	857,220
				857,220
Medical - Hospitals (3.9%)
Tenet Healthcare	6.875	11/15/31	917,000	781,743
				781,743
Oil Co. - Explor. & Prod. (7.2%)
Callon Petroleum	9.750	12/08/10	634,000	672,040
Mission Resources Corp	9.875	04/01/11	725,000	773,937
				1,445,977
Recreational Centers (7.0%)
Bally Total Fitness	10.500	07/15/11	863,000	869,472
Town Sports International	9.625	04/15/11	511,000	537,828
				1,407,300
Resorts – Theme Parks (4.0%)
Six Flags Inc.	8.875	02/01/10	173,000	175,163
Six Flags Inc.	9.750	04/15/13	615,000	624,225
				799,388
Retail - Regional Department Store (1.2%)
Dillards, Inc.	7.000	12/01/28	129,000	124,485
Dillards, Inc.	7.750	05/15/27	120,000	123,900
				248,385
Retail - Major Dept Store (3.9%)
Toys R Us	7.375	10/15/18	848,000	784,400
				784,400
Storage/Warehousing (0.7%)
Mobile Mini Inc.	9.500	07/01/13	128,000	149,120
				149,120
Telecom Services (20.2%)
American Cellular Corporation	10.000	08/01/11	954,000	818,055
Ciena Corporation	3.750	02/01/08	947,000	840,462
Dobson Communications	10.875	07/01/10	823,000	637,825
Dobson Communications CP	8.875	10/01/13	220,000	154,550
PacWest Telecom Inc.	13.500	02/01/09	180,000	186,300
Time Warner Telecom	9.750	07/15/08	798,000	807,975
US West Communications	8.875	06/01/31	595,000	621,775
				4,066,942
Telephone - Integrated (7.6%)
Level 3 Communications Inc.	9.125	05/01/08	244,000	212,280
Level 3 Communications Inc.	11.000	03/15/08	599,000	557,070
MCI Inc.	7.735	05/01/14	706,000	758,950
				1,528,300
Textile - Apparel (4.2%)
Unifi Inc.	6.500	02/01/08	1,009,000	842,515
				842,515
Wireless Equipment (0.9%)
Crown Castle International	7.500	12/01/13	100,000	107,500
Crown Castle Intl. Corp.	7.500	12/01/13	75,000	80,625
				188,125

TOTAL CORPORATE BONDS (COST: $16,801,034)				$17,196,294

SHORT-TERM SECURITIES (5.9%)			Shares
Wells Fargo Cash Investment Money Market			596,000	$596,000
Wells Fargo Treasury Plus Money Market			596,000	596,000
TOTAL SHORT-TERM SECURITIES (COST: $1,192,000)				$1,192,000

TOTAL INVESTMENTS IN SECURITIES (COST: $17,993,034)				$18,388,294
OTHER ASSETS LESS LIABILITIES				1,711,599
NET ASSETS				$20,099,893

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Assets and Liabilities  December 31, 2004

ASSETS
Investments in securities, at value (cost: $17,993,034)	$18,388,294
Cash	1,089,337
Accrued dividends receivable	1,365
Accrued interest receivable	389,635
Receivable for fund shares sold	554,600
Prepaid expenses	4,881

Total Assets	$20,428,112

LIABILITIES
Dividends payable	$106,420
Security purchase payable	125,732
Payable for fund shares redeemed	63,877
Accrued expenses	32,190

Total Liabilities	$328,219

NET ASSETS	$20,099,893

Net assets are represented by:
Capital stock outstanding	$19,704,633
Unrealized appreciation on investments	395,260
Total amount representing net assets applicable to 1,943,213 outstanding shares of no par common stock (unlimited shares authorized)

$20,099,893

Net Assets Consist of:
Class A	$11,111,561
Class C	$8,988,332
Total Net Assets	$20,099,893

Shares Outstanding:
Class A	1,075,319
Class C	867,894

Net Asset Value per share:
Class A	$10.33
Class A – offering price (based on sales charge of 4.25%)	$10.79
Class C	$10.36

Statement of Operations For the period since inception (April 30, 2004) through December 31, 2004

INVESTMENT INCOME
Interest	$535,756
Dividends	6,505
Total Investment Income	$542,261

EXPENSES
Investment advisory fees	$59,516
Distribution fees (12b-1) Class A	5,912
Distribution fees (12b-1) Class C	34,506
Administrative service fees	21,211
Transfer agent fees	22,671
Accounting service fees	22,726
Custodian fees	2,219
Professional fees	2,977
Trustees fees	1,149
Transfer agent out-of-pockets	796
Reports to shareholders	1,983
Insurance expense	359
Legal fees	3,345
Audit fees	3,950
License, fees, and registrations	38,710
Total Expenses	$222,030
Less expenses waived or absorbed by the Fund’s manager	(94,383)
Total Net Expenses	$127,647

NET INVESTMENT INCOME (LOSS)	$414,614

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$101,384
Net change in unrealized appreciation (depreciation) of investments	395,260
Net Realized and Unrealized Gain (Loss) on Investments	$496,644
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$911,258

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Changes in Net Assets

For the period since inception (April 30, 2004) through December 31, 2004

For the Period Since Inception (April 30, 2004) thru December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$414,614
Net realized gain (loss) on investment transactions	101,384
Net change in unrealized appreciation (depreciation) on investments	395,260
Net Increase (Decrease) in Net Assets Resulting From Operations	$911,258

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.57)	$(176,713)
Class C ($.46)	(237,901)
Distributions from net realized gain on investment transactions:
Class A ($.05)	(56,104)
Class C ($.05)	(45,280)
Total Dividends and Distributions	$(515,998)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$11,364,782
Class C	8,886,689
Proceeds from reinvested dividends:
Class A	132,309
Class C	164,197
Cost of shares redeemed:
Class A	(574,661)
Class C	(268,683)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$19,704,633
TOTAL INCREASE (DECREASE) IN NET ASSETS	$20,099,893
NET ASSETS, BEGINNING OF PERIOD	0
NET ASSETS, END OF PERIOD	$20,099,893
Undistributed Net Investment Income	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2004

Note 1. ORGANIZATION

The Integrity High Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund seeks a high level of current income with capital appreciation as a secondary objective.  Fund commenced operations on April 30, 2004 under The Integrity Funds.  From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.  Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a Contingent Deferred Sales Charge of 1.00% if shares are redeemed within 12 months of purchase.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

December 31, 2004
Tax-exempt income	$0
Ordinary Income	515,998
Long-term Capital Gains	0
Total	$515,998

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	$0	$395,260	$395,260

For the period since inception (April 30, 2004) through December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the period since inception (April 30, 2004) through December 31, 2004, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.  Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 1,943,213 shares were outstanding at December 31, 2004.

Transactions in capital shares were as follows:

	Class A Shares	Class C Shares
	For The Period Since Inception (April 30, 2004) Thru December 31, 2004	For The Period Since Inception (April 30, 2004) Thru December 31, 2004
Shares sold	1,118,222	878,380
Shares issued on reinvestment of dividends	12,946	16,168
Shares redeemed	(55,849)	(26,654)
Net increase (decrease)	1,075,319	867,894

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.   SMH Capital Advisers, Inc. (“SMH”), is the Sub-Adviser to the Fund.

The Advisory Agreement between the Fund and Integrity Money Management provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $2,704 of investment advisory fees after a partial waiver for the period since inception (April 30, 2004) through December 31, 2004.  The Fund has a payable to Integrity Money Management of $2,638 at December 31, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity High Income Fund do not exceed 1.75% for the Class A shares and 2.50% for the Class C shares until April 30, 2005.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increased returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.

During the period since inception (April 30, 2004) through December 31, 2004, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class C Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	5,912	0
Class C Shares	34,506	0

Integrity Fund Services provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $22,671 of transfer agency fees for the period since inception (April 30, 2004) through December 31, 2004.  The Fund has a payable to Integrity Fund Services of $4,358 at December 31, 2004 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $22,726 of accounting service fees for the period since inception (April 30, 2004) through December 31, 2004.  The Fund has a payable to Integrity Fund Services of $3,272 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $21,211 of administrative service fees for the period since inception (April 30, 2004) through December 31, 2004.  The Fund has a payable to Integrity Fund Services of $3,586 at December 31, 2004, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $18,862,599 and $2,227,477, respectively, for the period since inception (April 30, 2004) through December 31, 2004.

Note 6. INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $17,993,034. The net unrealized appreciation of investments based on the cost was $395,260, which is comprised of $556,162 aggregate gross unrealized appreciation and $160,902 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

Class A Shares

For The Period Since Inception (April 30, 2004) thru December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.57
Net realized and unrealized gain (loss) on investment transactions	.38
Total Income (Loss) From Investment Operations	$.95

Less Distributions:
Dividends from net investment income	$(.57)
Distributions from net realized gains	(.05)
Total Distributions	$(.62)

NET ASSET VALUE, END OF PERIOD	$10.33

Total Return	9.81%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$11,112
Ratio of net expenses (after expense assumption) to average net assets	1.69%(B)(C)
Ratio of net investment income to average net assets	7.20%(C)
Portfolio turnover rate	29.81%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc., assumed/waived expenses of $32,195.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.00%.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

 The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected per share data and ratios for the period indicated

Class C Shares

For The Period Since Inception (April 30, 2004) thru December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.46
Net realized and unrealized gain (loss) on investment transactions	.41
Total Income (Loss) From Investment Operations	$.87

Less Distributions:
Dividends from net investment income	$(.46)
Distributions from net realized gains	(.05)
Total Distributions	$(.51)

NET ASSET VALUE, END OF PERIOD	$10.36

Total Return	8.93%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$8,988
Ratio of net expenses (after expense assumption) to average net assets	2.48%(B)(C)
Ratio of net investment income to average net assets	6.83%(C)
Portfolio turnover rate	29.81%

 (A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $62,188.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.26%.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity High Income Fund

We have audited the accompanying statement of assets and liabilities of Integrity High Income Fund (the “Fund”), including the schedule of investments, as of December 31, 2004, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from inception April 30, 2004 thru December 31, 2004.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity High Income Fund as of December 31, 2004, the results of its operations, the changes in its net assets, and financial highlights for the period from inception April 30, 2004 thru December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota   USA
February 11, 2005

Integrity Municipal Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Integrity Municipal Fund (the “Fund”) for the period since inception (April 30, 2004) through December 31, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The economic outlook has brightened with employment showing renewed strength, oil prices dropping and the weak dollar adding stimulus.

The improved tone of the employment data, together with a firm stock market have boosted the Federal Reserve’s confidence that it can continue to tighten the Fed Funds rate, currently at 2.25%, without causing any major damage.

The weak dollar adds an element of instability to the outlook.  The Fed views a weak dollar as an inevitable and necessary part of an adjustment to a lower current account deficit.  However, the weak dollar and the rise in gold, oil and other commodities have signaled rising inflationary pressures.  The “core” Consumer Price Index has increased 2.4%.

Despite these signs of inflation, the treasury market remains unfazed.  After jumping to 4.9% in the spring of the year, 10-year Treasury yields ended the year at 4.2%, as it appears investors are not worried about inflation.  That was not the case in 1987, a previous period during which the dollar was weak and gold prices were rising.  Then, bond yields moved sharply higher as investors feared the Fed was behind the inflation curve.  A rise in bond yields would thus be an important signal of increased inflation expectations.

Given our concerns early in the period that U.S. economic growth could pick up and interest rates could rise sooner than anticipated, we structured the Fund defensively to help mitigate the effects of a possible rise in interest rates.  Our strategy entailed focusing on bonds with higher coupons, maintaining a lower average maturity life and maintaining a short position in U.S. Treasury futures.  Although this conservative strategy at times limited the Fund’s full participation in market rallies, it helped reduce its overall volatility during the period.  Our approach also favorably contributed to the Fund’s relative performance during times when long-term bond prices were dropping, particularly early in the spring.

Why Higher Coupon Bonds?

In rising rate environments, the prices of shorter-term fixed-income obligations have typically held up better than those on longer-term bonds.  Rather than commit a substantial portion of the Fund’s assets to low-yielding short-term bonds, the Fund maintained an emphasis on longer-term, premium priced higher-coupon bonds for their favorable income.  However, we continued to hold short positions in U.S. Treasury bond futures to help hedge the portfolio against interest rate risk.  As of the period’s close, the Fund’s average maturity was approximately 22.0 years.  However, the Fund’s duration, a measure of a fund’s sensitivity to interest rate movements, was 7.1 years.

The Integrity Municipal Fund A shares began the year at $10.00 per share and ended the period at $9.95 per share for a total return of 2.20% year-to-date (without sales charge).  This compares to the Lehman municipal index’s return of 6.47% for the period, year-to-date.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality, federallytax-exempt issues.  Credit quality for the period was AAA 87%, AA 10% and A 3%.

Income exempt from federal income taxes with preservation of capital remains the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.   The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

December 31, 2004 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	87.3%
AA	10.2%
A	2.5%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

T-Transportation	38.4%
U-Utilities	20.4%
S-School	16.5%
W/S-Water/Sewer	10.8%
O-Other	6.8%
HC-Health Care	4.7%
G-Government	2.4%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.05% and rate of return for the period of 2.20%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$42.98	$42.98

Account value of an initial investment of $1,000 as of the end of the period would be $978.57.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.05% and also assumes that your investment has a 5% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$42.99	$42.99

Account value of an initial investment of $1,000 as of the end of the period would be $1,005.38.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
Integrity Municipal Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(April 30, 2004)
Without Sales Charge	N/A	N/A	N/A	2.20%
With Sales Charge (4.25%)	N/A	N/A	N/A	(2.11%)

				Since Inception
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year	(April 30, 2004)
	N/A	N/A	N/A	6.47%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Municipal Fund and the Lehman Brothers Municipal Bond Index

	Integrity Municipal Fund w/o Sales Charge	Integrity Municipal Fund w/Max Sales Charge	Lehman Brothers Municipal Bond Index

04/30/04	$10,000	$ 9,575	$10,000
2004	$10,220	$ 9,789	$10,647

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), the Fund’s sponsor.

The continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Monte Avery, will continue to manage the Fund in substantially the same way as it had been managed.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

•         A comparison of the Fund’s pro forma net operating expenses under the Advisory Agreements vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratio of 0.05% for the Class A shares was less than or comparable to other funds of similar objective and size.

•         The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Investment Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

•         The Portfolio Manager of the Fund has over 20 years experience in managing mutual funds.  The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         Although the Fund has underperformed its relative benchmark, the Fund has had positive returns since inception.  This Fund was started in April of 2004.

•         The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

 In voting unanimously to approve the Advisory Agreements, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Schedule of Investments  December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited)Moodys/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

STATE MUNICIPAL BONDS (93.1%)

Anchorage, Alaska (Water Rev.) MBIA	Aaa/AAA	5.125%	05/01/29	$25,000	$26,061
Total Alaska Municipal Bonds (2.4%)					26,061

Coconino Cnty. AZ. (Community College) MBIA	Aaa/AAA	4.750	07/01/17	50,000	52,107
Maricopa Cnty. AZ. (Palo Verde Project) AMBAC	Aaa/AAA	5.050	05/01/29	50,000	52,101
Mesa, AZ. (Street & Highway Rev.) FSA	Aaa/AAA	5.125	07/01/23	50,000	53,878
Oro Valley, AZ. (Municipal Water Proj.) MBIA	Aaa/AAA	5.000	07/01/28	40,000	41,535
Salt River Proj. AZ (Ag Imp & Power Elec. Sys.)	Aa/AA	5.000	01/01/24	25,000	26,584
#Scottsdale, AZ General Obligation	Aaa/AAA	5.000	07/01/24	25,000	26,130
Total Arizona Municipal Bonds (22.9%)					252,335

#Colorado Springs, CO Utility Rev.	Aa/AA	5.000	11/15/27	25,000	25,708
Total Colorado Municipal Bonds (2.3%)					25,708

Marco Island, FL (Utility Rev.) MBIA	Aaa/AAA	5.000	10/01/27	25,000	26,096
Total Florida Municipal Bonds (2.4%)					26,096

#Illinois State General Obligation	Aa-3/AA	5.000	06/01/28	25,000	25,802
Total Illinois Municipal Bonds (2.3%)					25,802

Burlington, KS PCR Gas & Elec. MBIA	Aaa/AAA	5.300	06/01/31	50,000	53,063
Total Kansas Municipal Bonds (4.8%)					53,063

*Michigan St. Bldg. Rev.	Aa/AA	5.000	10/15/24	25,000	26,289
Total Michigan Municipal Bonds (2.4%)					26,289

#Minneapolis & St Paul, MN (Airport Rev.) MBIA	Aaa/AAA	5.000	01/01/28	30,000	31,105
Total Minnesota Municipal Bonds (2.8%)					31,105

New Hampshire Hgr. Educ. & Hlth. Facs. (Dartmouth College) Rev.	Aaa/AAA	5.125	06/01/28	25,000	25,953
Total New Hampshire Municipal Bonds (2.3%)					25,953

New Jersey State Turnpike Auth. Rev. FSA	Aaa/AAA	5.000	01/01/21	35,000	37,456
Total New Jersey Municipal Bonds (3.4%)					37,456

#Metropolitan Transit Auth. NY FSA	Aaa/AAA	5.000	11/15/27	25,000	26,135
*New York, NY G.O.	A/A	5.000	10/15/29	25,000	25,483
Total New York Municipal Bonds (4.7%)					51,618

#Franklin Cty, OH Hosp. Rev. (Ohio Health) MBIA	Aaa/AAA	5.000	05/15/28	25,000	25,851
*Ohio State (Turnpike Rev.) AMBAC	Aaa/AAA	5.250	02/15/31	30,000	31,404
#University of Cincinnati, Ohio FGIC	Aaa/AAA	5.000	06/01/31	30,000	30,872
Total Ohio Municipal Bonds (8.0%)					88,127

#Claremore, OK (Public Works Rev.) FSA	Aaa/AAA	5.000	06/01/29	40,000	41,507
Oklahoma City, OK Water Utility Trust (Water & Sewer) Rev. FGIC	Aaa/AAA	5.000	07/01/29	25,000	25,573
Total Oklahoma Municipal Bonds (6.1%)					67,080

Amarillo, TX (Independent School District) PSF	Aaa/AAA	5.000	02/01/26	25,000	25,953
*El Paso, TX School District PSF	NR/AAA	5.125	08/15/29	20,000	20,721
San Antonio, TX Water Rev. FGIC	Aaa/AAA	5.125	05/15/29	25,000	26,023
Texas St. Turnpike (Dallas Northway Rev.) FGIC	Aaa/AAA	5.000	01/01/25	85,000	86,947
Total Texas Municipal Bonds (14.5%)					159,644

Utah St. University (Student Building) MBIA	Aaa/AAA	5.000	04/01/26	25,000	26,115
Total Utah Municipal Bonds (2.4%)					26,115

Bremerton, WA. G.O. AMBAC	Aaa/NR	5.250	12/01/27	25,000	26,559
King County, WA (Public Transportation Sales Tax) MBIA	Aaa/AAA	5.000	06/01/25	25,000	26,329
Seattle, WA G.O.	Aa-1/AAA	5.000	08/01/26	25,000	25,889
Total Washington Municipal Bonds (7.1%)					78,777

*Wisconsin ST. Health & Ed. Facs. (Prohealth Care) AMBAC	Aaa/AAA	5.125	08/15/28	25,000	25,681
Total Wisconsin Municipal Bonds (2.3%)					25,681

TOTAL MUNICIPAL BONDS (COST: $993,481)					$1,026,910

TOTAL INVESTMENTS IN SECURITIES (COST: $993,481)					$1,026,910
OTHER ASSETS LESS LIABILITIES					75,682
NET ASSETS					$1,102,592

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

 Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Assets and Liabilities  December 31, 2004

ASSETS
Investments in securities, at value (cost: $993,481)	$1,026,910
Cash	64,484
Variation margin on futures	15,313
Accrued interest receivable	15,779
Receivable due from manager	8,126
Prepaid expenses	114

Total Assets	$1,130,726

LIABILITIES
Dividends payable	$4,034
Accrued expenses	24,100

Total Liabilities	$28,134

NET ASSETS	$1,102,592

Net assets are represented by:
Capital stock outstanding	$1,108,485
Accumulated undistributed net realized gain (loss) on investments	(39,322)
Unrealized appreciation on investments	33,429
Total amount representing net assets applicable to
110,779 outstanding shares of no par common stock (unlimited
shares authorized)	$1,102,592

Net asset value per share	$9.95
Offering price (based on sales charge of 4.25%)	$10.39

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the period since inception (April 30, 2004) through December 31, 2004

INVESTMENT INCOME
Interest	$32,496
Total Investment Income	$32,496

EXPENSES
Investment advisory fees	$4,536
Distribution (12b-1) fees	1,888
Administrative service fees	15,734
Transfer agent fees	11,800
Accounting service fees	16,111
Custodian fees	1,783
Professional fees	1,875
Trustees fees	1,007
Transfer agent out-of-pockets	647
Reports to shareholders	646
Insurance expense	111
Legal fees	1,649
Audit fees	1,094
License, fees, and registrations	10,346
Total Expenses	$69,227
Less expenses waived or absorbed by the Fund’s manager	(68,834)
Total Net Expenses	$393

NET INVESTMENT INCOME	$32,103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$1,578
Futures transactions	(40,204)
Net change in unrealized appreciation (depreciation) of:
Investments	33,429
Futures	(722)
Net Realized and Unrealized Gain (Loss) on Investments	$(5,919)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,184

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Changes in Net Assets
For the period since inception (April 30, 2004) through December 31, 2004

For The Period Since Inception (April 30, 2004) Thru December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$32,103
Net realized gain (loss) on investment and futures transactions	(38,626)
Net change in unrealized appreciation (depreciation) on investments and futures	32,707
Net Increase (Decrease) in Net Assets Resulting From Operations	$26,184

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.27 per share)	$(32,078)
Distributions from net realized gain on investment transactions ($.00 per share)	0
Total Dividends and Distributions	$(32,078)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,481,170
Proceeds from reinvested dividends:	17,085
Cost of shares redeemed:	(389,769)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$1,108,486

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,102,592
NET ASSETS, BEGINNING OF PERIOD	0
NET ASSETS, END OF PERIOD	$1,102,592

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2004 (Unaudited)

Note 1.  ORGANIZATION

Integrity Municipal Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund seeks to earn as high level of current income exempt from federal taxes as is consistent with preservation of capital.  The Fund commenced operations on April 30, 2004, under The Integrity Funds.  From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

The Funds shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

December 31, 2004
Tax-exempt income	$32,078
Ordinary Income	0
Long-term Capital Gains	0
Total	$32,078

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
0	0	0	($39,348)	$33,455	($5,893)

As of December 31, 2004, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2012	$ 39,348

For the year ended December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund deferred to January 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 31, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of December 31, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	03/2005	5	$15,313	($722)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were unlimited shares of no par authorized; 110,779 shares were outstanding at December 31, 2004.

Transactions in capital shares were as follows:

For The Period Since Inception (April 30, 2004) Thru December 31, 2004
Shares sold	148,310
Shares issued on reinvestment of dividends	1,706
Shares redeemed	(39,237)
Net increase (decrease)	110,779

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund’s average daily net assets.  The Fund has waived all investment advisory and management service fees for the period since inception (April 30, 2004) through December 31, 2004.  Certain officers and Trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Municipal Fund do not exceed 1.25% until April 30, 2005.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at the time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $1,888 of distribution fees for the period since inception through December 31, 2004.  The Fund has a payable to Integrity Funds Distributor of $234 at December 31, 2004, for distribution fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $11,800 of transfer agency fees for the period since inception through December 31, 2004.  The Fund has a payable to Integrity Fund Services of $1,500 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $16,111 accounting service fees for the period since inception through December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,047 at December 31, 2004, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative service agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $15,734 of administrative service fees for the period since inception through December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $1,355,798 and $363,104, respectively, for the period since inception (April 30, 2004) through December 31, 2004.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $993,481. The net unrealized appreciation of investments based on the cost was $33,429, which is comprised of $33,711 aggregate gross unrealized appreciation and $282 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

For The Period Since Inception (April 30, 2004) Thru December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income	$.27
Net realized and unrealized gain (loss) on investment transactions	(.05)
Total Income (Loss) From Investment Operations	.22

Less Distributions:
Dividends from net investment income	$(.27)
Distributions from net realized gains	.00
Total Distributions	$(.27)

NET ASSET VALUE, END OF PERIOD	$9.95

Total Return	2.20%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,103
Ratio of net expenses (after expense assumption) to average net assets	0.05%(B)(C)
Ratio of net investment income to average net assets	4.25%(C)
Portfolio turnover rate	37.08%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds assumed/waived expenses of $68,834.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 9.16%.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Municipal Fund

We have audited the accompanying statement of assets and liabilities of Integrity Municipal Fund (the “Fund”), including the schedule of investments, as of December 31, 2004, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from inception April 30, 2004 thru December 31, 2004.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Municipal Fund as of December 31, 2004, the results of its operations, the changes in its net assets, and financial highlights for the period from inception April 30, 2004 thru December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota   USA
February 11, 2005

Item 2) Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

(b)   For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3)   Compliance with applicable governmental laws, rules, and regulations;

        (4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5)   Accountability for adherence to the code.

(c)        There were no amendments to the Code during the period covered by the report.

(d)   The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.

(e)   Not applicable

(f)    The registrant must:

(g)   See item 11(a)(1) regarding the filing of the Code of Ethics for Principal Executive and Principal Financial Officers of The Integrity Funds and Integrity Mutual Funds, Inc.

Item 3) Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR.  Lynn Aas is independent for purposes of Item 3 of Form N-CSR.

Item 4) Principal Accountant Fees and Services.

(a)         Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

                2003                $32,400

                2004                $41,100

(b)        Audit-related fees include amounts related to the services provided by the principal accountant related to the performance of the audit of the registrant’s financial statements.

Audit-Related Fees

                2003                $3,900

                2004                $6,890

(c)   Tax fees include amounts related to the preparation and review registrant’s tax returns.

Tax Fees

                2003                $8,900

                2004                $8,800

   (d)   All Other Fees.

                None

(e) (1)        The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

     (2)    All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

(f)    All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employee.

(g)         None

(h)   The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5) Audit Committee of Listed Registrants.

                Not applicable

Item 6) Schedule of Investments.

                The Schedule of Investments is filed under Item 1 of this form.

Item 7) Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                Not applicable

Item 8)   Portfolio Managers of Closed-End Management Investment Companies

                Not applicable

Item 9) Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                Not applicable

Item 10) Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.

Item 11)Controls and Procedures.

(a)        Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)        There  were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)Exhibits

(a)(1)        Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2)        Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b)                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INTEGRITY FUNDS

BY: /s/ ROBERT E. WALSTAD
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE INTEGRITY FUNDS

BY: /s/ ROBERT E. WALSTAD
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: February 22, 2005

BY: /s/ BRENT WHEELER
BRENT WHEELER
TREASURER

Date: February 22, 2005